                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                       CLEAR CHANNEL COMMUNICATIONS INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                       Clear Channel Communications, Inc.

                                 P.O. Box 659512
                          San Antonio, Texas 78265-9512

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            To Be Held April 26, 2001


         As a shareholder of Clear Channel Communications, Inc., you are hereby given notice of and invited to attend, in person or by proxy, the Annual Meeting of Shareholders of Clear Channel Communications, Inc. be held at Clear Channel Communications, 200 East Basse Road, San Antonio, Texas (see map on back cover) on April 26, 2001, at 11:00 a.m. local time, for the following purposes:

     1.  To elect thirteen directors to serve for the coming year;

     2. to ratify the selection of Ernst & Young LLP as independent auditors for the year ending December 31, 2001;

     3. to approve the Clear Channel Communications, Inc. 2001 Stock Incentive Plan; and

     4. to transact any other business which may properly come before the meeting or any adjournment thereof.

         Only shareholders of record at the close of business on March 9, 2001 are entitled to notice of and to vote at the meeting.

         Two cut-out admission tickets are included on the back cover of this document. Please contact Clear Channel's Corporate Secretary at Clear Channel's corporate headquarters if you need additional tickets. The annual meeting will begin promptly at 11:00 a.m.

         Your attention is invited to the accompanying proxy statement. In addition, although mere attendance at the meeting will not revoke your proxy, if you attend the meeting you may revoke your proxy and vote in person. To assure that your shares are represented at the meeting, please complete, date, sign and mail the enclosed proxy card in the return envelope provided for that purpose.

                                        By Order of the Board of Directors



                                        Kenneth E. Wyker
                                        Secretary

San Antonio, Texas
March 20, 2001

                       2001 ANNUAL MEETING OF SHAREHOLDERS

                  NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

                                TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING.........................................1
     Why am I receiving these materials?.......................................................................1
     What information is contained in these materials?.........................................................1
     What proposals will be voted on at the annual meeting?....................................................1
     What shares owned by me can be voted?.....................................................................1
     What is the difference between holding shares as a shareholder of record and as a beneficial owner?.......1
     If my shares are held in "street name" by my broker, will my broker vote my shares for me?................2
     How can I vote my shares in person at the annual meeting?.................................................2
     How can I vote my shares without attending the annual meeting?............................................2
     How can I revoke my proxy? ...............................................................................2
     What if I return my proxy card without specifying my voting choices?......................................2
     What does it mean if I receive more than one proxy or voting instruction card?............................2
     What constitutes a quorum?................................................................................2
     What are Clear Channel's voting recommendations?..........................................................3
     Where can I find the voting results of the annual meeting?................................................3
THE BOARD OF DIRECTORS.........................................................................................3
     Compensation of Directors.................................................................................3
     Board Meetings............................................................................................3
     Committees of the Board...................................................................................3
PROPOSAL 1: ELECTION OF DIRECTORS..............................................................................4
     Nominees for Director.....................................................................................5
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.................................................7
EXECUTIVE COMPENSATION.........................................................................................9
     Summary Compensation Table................................................................................9
     Stock Option Grant Table.................................................................................10
     Stock Option Exercises and Holding Table.................................................................10
     Employment Agreements....................................................................................10
REPORT OF THE COMPENSATION COMMITTEE AND THE EXECUTIVE PERFORMANCE SUBCOMMITTEE...............................11
     Overall Policy...........................................................................................11
     Compensation.............................................................................................12
     Chief Executive Officer Compensation.....................................................................13
     Policy on Deductibility of Compensation..................................................................14
AUDIT COMMITTEE REPORT........................................................................................14
STOCK PERFORMANCE GRAPH.......................................................................................16
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.......................................................16
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION...................................................17
CERTAIN TRANSACTIONS..........................................................................................17
PROPOSAL 2: SELECTION OF INDEPENDENT AUDITORS.................................................................17
PROPOSAL 3: APPROVAL OF THE CLEAR CHANNEL COMMUNICATIONS, INC. 2001 STOCK INCENTIVE PLAN......................18
SHAREHOLDER PROPOSALS.........................................................................................23
GENERAL.......................................................................................................23
APPENDIX A - CLEAR CHANNEL COMMUNICATIONS, INC. 2001 STOCK INCENTIVE PLAN....................................A-1
APPENDIX B - AUDIT COMMITTEE CHARTER.........................................................................B-1

     QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q:       WHY AM I RECEIVING THESE MATERIALS?

A: Clear Channel's Board of Directors (the "Board") is providing these proxy materials for you in connection with Clear Channel's annual meeting of shareholders (the "annual meeting"), which will take place on April 26, 2001. The Board is soliciting proxies to be used at the meeting. You are also invited to attend the annual meeting and are requested to vote on the proposals described in this proxy statement.

Q:       WHAT INFORMATION IS CONTAINED IN THESE MATERIALS?

A: The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of directors and our most highly paid officers, and certain other required information. Clear Channel's 2000 Annual Report on Form 10-K, 2000 Shareholder Report, Proxy Card and return envelope are also enclosed.

Q:       WHAT PROPOSALS WILL BE VOTED ON AT THE ANNUAL MEETING?

A: There are three proposals scheduled to be voted on at the annual meeting: the election of directors; the ratification of Ernst & Young LLP as Clear Channel's independent accountants for the year ending December 31, 2001; and the approval of The Clear Channel
         Communications, Inc. 2001 Stock Incentive Plan.

Q:       WHAT SHARES OWNED BY ME CAN BE VOTED?

A: All shares owned by you as of the close of business on March 9, 2001 (the "Record Date") may be voted by you. These shares include shares that are: (1) held directly in your name as the shareholder of record, and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee. Each of your shares is entitled to one vote at the annual meeting.

Q: WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

A: Most shareholders of Clear Channel hold their shares through a stock broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

           SHAREHOLDER OF RECORD: If your shares are registered directly in your name with Clear Channel's transfer agent, The Bank of New York, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by Clear Channel. As the shareholder of record, you have the right to grant your voting proxy directly to Clear Channel or to vote in person at the annual meeting. Clear Channel has enclosed a proxy card for you to use.

           BENEFICIAL OWNER: If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the annual meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the annual meeting. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee regarding how to vote your shares.

Q: IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

A: Your broker will vote your shares only if you instruct your broker how to vote. Your broker will send you directions on how you can instruct your broker to vote. Your broker cannot vote your shares without instructions from you.

Q:       HOW CAN I VOTE MY SHARES IN PERSON AT THE ANNUAL MEETING?

A: Shares held directly in your name as the shareholder of record may be voted in person at the annual meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification. Even if you plan to attend the annual meeting, Clear Channel recommends that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the annual meeting. You may request that your previously submitted proxy card not be used if you desire to vote in person when you attend the meeting. Shares held in "street name" may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares. YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE URGED TO SIGN AND RETURN THE ACCOMPANYING PROXY CARD WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

Q:       HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE ANNUAL MEETING?

A: Whether you hold shares directly as the shareholder of record or beneficially in "street name", when you return your proxy card, properly signed, the shares represented will be voted in accordance with your directions. You can specify your choices by marking the appropriate boxes on the enclosed proxy card.

Q:       HOW CAN I REVOKE MY PROXY?

A: You may revoke your proxy at any time before it is voted by giving written notice to the secretary of Clear Channel prior to the convening of the meeting.

Q:       WHAT IF I RETURN MY PROXY CARD WITHOUT SPECIFYING MY VOTING CHOICES?

A: If your proxy card is signed and returned without specifying choices, the shares will be voted as recommended by the Board.

Q:       WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY OR VOTING
         INSTRUCTION CARD?

A: It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q:       WHAT CONSTITUTES A QUORUM?

A: The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Clear Channel's Common Stock is necessary to constitute a quorum at the meeting. Only votes cast "for" a matter constitute affirmative votes. Votes "withheld" or abstaining from voting are counted for quorum purposes, but since they are not cast "for" a particular matter, they will have the same effect as negative votes or vote "against" a particular matter.

Q:       WHAT ARE CLEAR CHANNEL'S VOTING RECOMMENDATIONS?

A: The Board recommends that you vote your shares "FOR" each of the nominees to the Board and "FOR" each of the other proposals.

Q:       WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

A: Clear Channel will announce preliminary voting results at the annual meeting and publish final results in Clear Channel's quarterly report on Form 10-Q for the second quarter of 2001, which will be filed with the SEC by August 14, 2001.


                             THE BOARD OF DIRECTORS

         The Board is responsible for the management and direction of Clear Channel and for establishing broad corporate policies. However, in accordance with corporate legal principles, it is not involved in day-to-day operating details. Members of the Board are kept informed of Clear Channel's business through discussions with the Chairman and other officers, by reviewing analyses and reports sent to them, and by participating in board and committee meetings.

COMPENSATION OF DIRECTORS

         Outside directors are paid $20,000 annual retainer with an additional $2,500 for each meeting of the Board they attend and members of the Compensation Committee and Audit Committee are paid $500 for each committee meeting they attend. In addition, in February 1993, February 1994, April 1997, May 1998, July 1999 and April 2000, each outside director was granted options to purchase 62,500, 50,000, 10,000, 10,000, 5,000 and 5,000 shares of Clear Channel common stock, respectively. These options vest 20% per year beginning one year from the date of grant and expire ten years from the date of grant.

BOARD MEETINGS

         During 2000, the Board held six meetings. Each of the nominees named below attended at least 75% of the aggregate of the total number of meetings of the Board held during such director's term and 75% of the total number of meetings held by committees of the Board on which that director served.

COMMITTEES OF THE BOARD

         The Board has two committees: the Compensation Committee and the Audit Committee. The Compensation Committee has established an Executive Performance Subcommittee. The table below sets forth members of each committee.

                           BOARD COMMITTEE MEMBERSHIP

                                                                      Executive
                                       Compensation                  Performance                     Audit
             Name                        Committee                  Subcommittee                   Committee
-------------------------------------------------------------------------------------------------------------------
Robert L. Crandall (1)                        X                          X
-------------------------------------------------------------------------------------------------------------------
Alan D. Feld (2)                              X
-------------------------------------------------------------------------------------------------------------------
Thomas O. Hicks (3)                           X
-------------------------------------------------------------------------------------------------------------------
Vernon E. Jordan, Jr. (3)                     X
-------------------------------------------------------------------------------------------------------------------
Michael J. Levitt (4)                                                                                 X
-------------------------------------------------------------------------------------------------------------------
Perry J. Lewis (4)                                                                                    X*
-------------------------------------------------------------------------------------------------------------------
L. Lowry Mays                                 X
-------------------------------------------------------------------------------------------------------------------
B. J. McCombs                                 X
-------------------------------------------------------------------------------------------------------------------
Theodore H. Strauss (5)                                                                               X
-------------------------------------------------------------------------------------------------------------------
John H. Williams (6)                          X*                         X                            X
-------------------------------------------------------------------------------------------------------------------

X = Committee member;  * = Chairperson

(1) Mr. Crandall has served on the Compensation Committee since October 26, 2000 and Executive Performance Subcommittee since February 12, 2001.

(2) Mr. Feld served on the Audit Committee until October 26, 2000 and has served on the Compensation Committee since that time.

(3) Mr. Hicks and Mr. Jordan have served on the Compensation Committee since October 26, 2000.

(4) Mr. Levitt and Mr. Lewis have served on the Audit Committee since October 26, 2000.

(5) Mr. Strauss served on the Compensation Committee until October 26, 2000.

(6) Mr. Williams served as the Chairperson of the Audit Committee until October 26, 2000.

         The Compensation Committee administers Clear Channel's stock option plans and performance-based compensation plans and makes recommendations to the Board concerning compensation arrangements for all officers and directors of Clear Channel and its subsidiaries (except with respect to matters entrusted to the Executive Performance Subcommittee as described below). See the Report of the Compensation Committee and the Executive Performance Subcommittee later in this document, which details the basis on which the Compensation Committee and its subcommittee determines executive compensation. The Compensation Committee met one time during 2000.

         The Executive Performance Subcommittee of the Compensation Committee has as its principal responsibility to review and advise the Board with respect to performance-based compensation of executive and other corporate officers who are, or who are likely to become, subject to Section 162(m) of the Internal Revenue Code. Section 162(m) limits the deductibility of compensation in excess of $1 million paid to a corporation's chief executive officer and the four other most highly compensated executive officers, unless certain conditions are met.

         The Audit Committee is responsible for reviewing Clear Channel's accounting practices and audit procedures. The members of the Audit Committee are independent as defined by the listing standards of the NYSE. See the Audit Committee Report later in this document, which details the duties and performance of the committee. The Audit Committee met four times during 2000.

                        PROPOSAL 1: ELECTION OF DIRECTORS

         The Board intends to nominate, at the annual meeting of shareholders, the thirteen persons listed as nominees below. Each of the directors elected at the annual meeting will serve until the next annual meeting of shareholders or until his successor shall have been elected and qualified, subject to earlier resignation and removal. The directors are to be elected by a plurality of the votes cast by the holders of the shares of Clear Channel common stock represented and entitled to be voted at the annual meeting. Unless authority to vote for directors is "withheld" in the proxy, the persons named therein intend to vote "for" the election of the thirteen nominees listed. Each nominee has indicated a willingness to serve as director if elected. Should any nominee become unavailable for election, discretionary authority is conferred to vote for a substitute. Management has no reason to believe that any of the nominees will be unable or unwilling to serve if elected.

NOMINEES FOR DIRECTOR

         The nominees for director are L. Lowry Mays, Karl Eller, Mark P. Mays, Randall T. Mays, Robert L. Crandall, Alan D. Feld, Thomas O. Hicks, Vernon E. Jordan Jr., Michael J. Levitt, Perry J. Lewis, B. J. McCombs, Theodore H. Strauss and John H. Williams.

         L. Lowry Mays, age 65, is the founder of Clear Channel and currently serves as Chairman of the Board and Chief Executive Officer. He has served as a director since Clear Channel's inception. Mr. L. Mays is the father of Mark P. Mays and Randall T. Mays, who serve as the President and Chief Operating Officer and the Executive Vice President and Chief Financial Officer of Clear Channel, respectively. Mr. L. Mays also serves on the board of directors of NBC Internet, Inc.

         Karl Eller, age 72, was the founder of Eller Media Company, a subsidiary of Clear Channel, and has served as its Chairman and Chief Executive Officer since 1995. Mr. Eller has over 40 years of experience in the outdoor advertising industry. He was appointed as a director of Clear Channel in April 1997 in connection with Clear Channel's acquisition of Eller Media Company.

         Mark P. Mays, age 37, serves as the President and Chief Operating Officer of Clear Channel. He has served as a director since May 1998. Mr. M. Mays is the son of L. Lowry Mays, Clear Channel's Chairman and Chief Executive Officer and the brother of Randall T. Mays, Clear Channel's Executive Vice President and Chief Financial Officer.

         Randall T. Mays, age 35, serves as the Executive Vice President and Chief Financial Officer of Clear Channel. He has served as a director since April 1999. Mr. R. Mays is the son of L. Lowry Mays, Clear Channel's Chairman and Chief Executive Officer and the brother of Mark P. Mays, Clear Channel's President and Chief Operating Officer. Mr. R. Mays also serves on the board of directors of XM Satellite Radio and CNET, Inc.

         Robert L. Crandall, age 65, served as Chairman of the Board, President and Chief Executive Officer of AMR Corporation, the parent company of American Airlines, from 1985 to May 1998, when he retired. He has served as a director of Clear Channel since August 30, 2000. He had served as a director of AMFM Inc. prior to that time. Mr. Crandall also serves as a director of American Express Company, Anixter International, Inc., Celestica, Inc. and Halliburton Company.

         Alan D. Feld, age 63, is the sole shareholder of a professional corporation which is partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, L.L.P. He has served as a director of Clear Channel since 1984. Mr. Feld also serves on the board of directors of Centerpoint Properties, Inc. and AMR Advantage Mutual Funds.

         Thomas O. Hicks, age 55, is Chairman of the Board and Chief Executive Officer of Hicks, Muse, Tate & Furst Incorporated, a Dallas-based private investment firm. From 1984 to May 1989, Mr. Hicks was Co-Chairman of the Board and Co-Chief Executive Officer of Hicks & Haas Incorporated, another Dallas-based private investment firm. He has served as a director of Clear Channel since August 30, 2000. He had served as Chairman of the Board and Chief Executive Officer of AMFM Inc. prior to that time. Mr. Hicks also serves as a director of Sybron International Corporation, Inc., Home Interiors & Gifts, Inc., Triton Energy Limited, Cooperative Computing, Inc., Viasystems Group, Inc., Stratford Capital, Olympus Real Estate Corporation, LIN Television Corporation, Ibero-American Media Partners, Corp Group, Grupo MVS, LIN Holdings Corp., Regal Cinemas, Inc. and Lamar Advertising Company.

         Vernon E. Jordan, Jr., age 65 currently serves as a senior managing director in the New York office of the investment banking firm of Lazard Freres & Co., LLC and Of Counsel in the Washington, D.C. office of the law firm of Akin, Gump, Strauss, Hauer & Feld, L.L.P. He has served as a director of Clear Channel since August 30, 2000. He had served as a director of AMFM Inc. prior to that time. Mr. Jordan also serves as a director of American Express Company, American Online Latin America, Callaway Golf Company, Dow Jones & Company, Inc., Firstmark Communications, J.C. Penney Company, Inc., Revlon, Ryder System, Inc., Sara Lee Corporation and Xerox Corporation. Mr. Jordan serves as trustee of Howard University.

         Michael J. Levitt, age 42, has been a partner of Hicks Muse, Tate & Furst Incorporated, a Dallas-based private investment firm, since 1996. Before joining Hicks Muse, Mr. Levitt was a Managing Director and Deputy Head of Investment Banking of Smith Barney Inc. from 1993 through 1995. He has served as a director of Clear Channel since August 30, 2000. He had served as a director of AMFM Inc. prior to that time. Mr. Levitt also serves as a director of Eubisco Limited, Globix Corporation, Handango.com, Inc., PeopleLink, Inc., Premiere International Foods, The Realm, Inc., Rhythms NetConnections Inc., Teligent, Inc. and RCN Corporation.

         Perry J. Lewis, age 63, was the Chairman of Broadcasting Partners, Inc. from its inception in 1988 until its merger with Evergreen Media Corporation, and was Chief Executive Officer of Broadcasting Partners, Inc. from 1993 to 1995. Mr. Lewis is a founder of Morgan, Lewis, Githens & Ahn, an investment banking and leveraged buyout firm which was established in 1982. He has served as a director of Clear Channel since August 30, 2000. He had served as a director of AMFM Inc. prior to that time and Evergreen Media Corporation prior to AMFM's acquisition of Evergreen Media Corporation. Mr. Lewis also serves as a director of Aon Corporation and Metaldyne Corporation (formerly known as Mascotech Corporation).

         B. J. McCombs, age 72, is a private investor with interests in automobile dealerships and other investments. He has served as a director of Clear Channel since its inception.

         Theodore H. Strauss, age 75, is a Senior Managing Director of Bear, Stearns & Co., Inc. He has served as a director of Clear Channel since 1984. Mr. Strauss also serves as a director of Sizeler Properties, Inc. and Hollywood Casinos, Inc.

         John H. Williams, age 66, was a Senior Vice President of First Union Securities, Inc., (formerly known as Everen Securities, Inc.) until his retirement in July 1999. He has served as a director of Clear Channel since 1984. Mr. Williams also serves as a director of GAINSCO, Inc.

MANAGEMENT RECOMMENDS THAT THE YOU VOTE "FOR" THE DIRECTOR NOMINEES NAMED ABOVE.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The table below sets forth information concerning the beneficial ownership of Clear Channel common stock as of February 28, 2001, for each director serving on the Board in 2000 and each of the nominees for director; each of the named executive officers not listed as a director; the directors and executive officers as a group; and each person known to Clear Channel to own beneficially more than 5% of outstanding common stock. At the close of business on February 28, 2001, there were 587,249,889 shares of Clear Channel common stock outstanding. Except as otherwise noted, each shareholder has sole voting and investment power with respect to the shares beneficially owned.

                                                                     AMOUNT AND NATURE OF         PERCENT
          NAME                                                       BENEFICIAL OWNERSHIP        OF CLASS
          ----                                                       --------------------      ------------

L. Lowry Mays ....................................................       31,032,838(1)               5.3%
Karl Eller .......................................................        2,241,165(2)                 *
Mark P. Mays .....................................................        1,034,100(3)                 *
Randall T. Mays ..................................................          656,816(4)                 *
Robert L. Crandall ...............................................           29,200(5)                 *
Alan D. Feld .....................................................           78,300(6)                 *
Thomas O. Hicks ..................................................       55,174,273(7)(17)           9.4%
Vernon E. Jordan, Jr .............................................           90,300(8)                 *
Michael J. Levitt ................................................          160,670(9)                 *
Perry J. Lewis ...................................................          168,832(10)                *
B. J. McCombs ....................................................       14,451,986(11)              2.5%
Theodore H. Strauss ..............................................          227,106(12)                *
John H. Williams .................................................           20,620(13)                *
Randy Michaels (14) ..............................................          973,077(15)                *
Hicks Muse Parties (16) ..........................................       50,837,622(17)              8.7%
FMR Corp. (18) ...................................................       40,649,511(19)              6.9%
Capital Research and Management Company (20) .....................       38,094,690(21)              6.5%
Janus Capital Corporation (22) ...................................       31,861,019                  5.4%
Putnam Investments, LLC (23) .....................................       31,786,096                  5.4%
All Directors and Executive Officers as a Group (22 persons) .....      107,926,284(24)             18.2%

----------

* Percentage of shares beneficially owned by such person does not exceed one percent of the class so owned.

(1) Includes 1,745,000 shares subject to options held by Mr. L. Mays and 98,456 shares held by trusts of which Mr. L. Mays is trustee, but not beneficiary, 468,283 shares held by the Mays Family Foundation, 1,159,787 shares held by the Mays Family 2000 Charitable Lead Annuity Trust and 20,000,000 shares held by 4-M Partners, Ltd., over which Mr. L. Mays has either sole or shared investment or voting authority.

(2) Includes 998,112 shares subject to options held by Mr. Eller and 1,243,053 shares held by Red River Resources, a company jointly controlled by Mr. Eller.

(3) Includes 62,380 shares subject to options held by Mr. M. Mays, 134,316 shares held by trusts of which Mr. M. Mays is trustee, but not beneficiary and 629,193 shares held by the MPM Partners, Ltd., over which Mr. M. Mays has control of the sole general partner.

(4) Includes 66,980 shares subject to options held by Mr. R. Mays and 13,041 shares held by trusts of which Mr. R. Mays is trustee, but not beneficiary.

(5)  Includes 24,500 shares subject to options held by Mr. Crandall.

(6) Includes 62,000 shares subject to options held by Mr. Feld. Excludes 10,860 shares owned by Mr. Feld's wife, as to which Mr. Feld disclaims beneficial ownership

(7) Consists of 4,314,756 shares for which Thomas O. Hicks has sole voting and dispositive power and 50,859,517 shares (including vested stock options to purchase 94,000 shares) for which Thomas O. Hicks has shared voting and dispositive power. Of the 4,314,756 shares for which Thomas O. Hicks has sole voting and dispositive power, 3,553,691 shares are held of record by Thomas O. Hicks, 253,358 shares are subject to options that are currently vested, 311,169 shares are held by Thomas O. Hicks as the trustee of certain trusts for the benefit of Thomas O. Hicks' children, 102,366 shares are held of record by a private foundation controlled by Thomas O. Hicks, and 94,172 shares are held of record by two limited partnerships of which the general partner is a limited liability company of which Thomas O. Hicks is the sole member. Of the 50,859,517 shares of common stock for which Thomas O. Hicks has shared voting and dispositive power, 21,895 shares are held by Thomas O. Hicks as the co-trustee of a trust for the benefit of unrelated parties, and 50,837,622 shares (including vested stock options to purchase 94,000 shares) are held of record by the Hicks Muse Parties. Mr. Thomas O. Hicks disclaims beneficial ownership of the shares of common stock not owned of record by him.

(8)  Includes 90,300 shares subject to options held by Mr. Jordan.

(9) Includes 95,687 shares for which Mr. Levitt has sole voting and dispositive power and 64,983 shares for which Mr. Levitt has shared voting and dispositive power. Of the 94,687 shares for which Mr. Levitt has sole voting and dispositive power, 1,080 shares are held by Mr. Levitt as the trustee of certain trust for the benefit of his children and 94,607 shares subject to options held by Mr. Levitt. All of the shares for which Mr. Levitt has shared voting and dispositive power are held of record by Mr. Levitt and his wife in joint tenancy. Mr. Levitt disclaims beneficial ownership of the shares held in trust for the benefit of his children.

(10) Includes 118,500 shares subject to options held by Mr. Lewis.

(11) Includes 6,000 shares subject to options held by Mr. McCombs. Excludes 9,798,453 shares held by trusts of which Mr. McCombs' children are trustees, as to which Mr. McCombs disclaims beneficial ownership.

(12) Includes 124,500 shares subject to options held by Mr. Strauss.

(13) Includes 6,000 shares subject to options held by Mr. Williams.

(14) Mr. Michaels is also known as Benjamin Homel and he files reports under
     Section 16(a) of the Securities Exchange Act of 1934 under that name.

(15) Includes 532,135 shares subject to options held by Mr. Michaels.

(16) Address c/o Hicks, Muse, Tate & Furst Incorporated, 200 Crescent Court, Suite 1600, Dallas, Texas 75201.

(17) Consists of (i) 127,027 shares held of record by Capstar Boston Partners, L.L.C., a limited liability company of which the manager is a limited partnership whose ultimate general partner is Hicks, Muse Fund III Incorporated ("Fund III Inc."), (ii) 28,206,684 shares held of record by Capstar Broadcasting Partners, L.P. ("Capstar L.P."), a limited partnership of which the ultimate general partner is HM3/Capstar, Inc. ("HM3/Capstar"),
     (iii) 8,029,935 shares held of record by HM4/Chancellor, L.P., a limited partnership of which the ultimate general partner is Hicks, Muse Fund IV LLC ("Fund IV"), (iv) 2,026,183 shares held of record by HM2/HMW, L.P., a limited partnership of which the ultimate general partner is Hicks Muse Fund II Incorporated ("Fund II Inc."), (v) 14,036 shares held of record by Hicks, Muse, Tate & Furst Equity Fund II, L.P., a limited partnership of which the ultimate general partner is Fund II Inc., (vi) 12,339,757 shares held of record by HM2/Chancellor, L.P., a limited partnership of which the ultimate general partner is HM2/Chancellor Holdings, Inc. ("HM2/Chancellor"), and (vii) 94,000 shares issuable upon the exercise of stock options that are already vested and held by Hicks, Muse & Co. Partners, L.P., a limited partnership of which the ultimate general partner is HM Partners Inc. ("HM Partners") (Capstar Boston Partners, L.L.C., Capstar L.P., HM4/Chancellor, L.P., HM2/HMW, L.P., Hicks, Muse, Tate & Furst Equity Fund II, L.P., HM2/Chancellor, L.P., and Hicks, Muse & Co. Partners, L.P., collectively, the "Hicks Muse Parties"). Thomas O. Hicks is a controlling stockholder and serves as Chief Executive Officer and Chairman of the Boards of Directors of Fund III Inc., HM3/Capstar, Fund II Inc., HM2/Chancellor and HM Partners, and Thomas O. Hicks is the sole member of Fund IV. Accordingly, Thomas O. Hicks may be deemed to be the beneficial owner of the common stock beneficially owned by the Hicks Muse Parties. Mr. Thomas O. Hicks disclaims beneficial ownership of the shares of common stock not owned of record by him.

(18) Address: 82 Devonshire Street, Boston, Massachusetts 02109.

(19) Includes 186,412 shares issuable upon conversion of $17,500,000 principal amount of Clear Channel's 1.5% Senior Convertible Notes due 2002 and 221,868 shares issuable upon conversion of $30,700,000 principal amount of Jacor Communications Company Liquid Yield Option Notes due 2018.

(20) Address: 333 South Hope Street, Los Angeles, California 90071.

(21) Includes 863,602 shares issuable upon conversion of $53,500,000 principal amount of Clear Channel's 2-5/8% Senior Convertible Notes due 2003.

(22) Address: 100 Filmore Street, Denver, Colorado 80206-4923.

(23) Address: One Post Office Square, Boston, Massachusetts 02109.

(24) Includes 5,303,520 shares subject to options held by such persons, 1,059,023 shares held by trusts of which such persons are trustees, but not beneficiaries, 468,283 shares held by the Mays Family Foundation, 1,159,787 shares held by the Mays Family 2000 Charitable Lead Annuity Trust, 20,000,000 shares held by 4-M Partners, Ltd., 629,193 shares held by the MPM Partners, Ltd., 1,243,053 shares held by Red River Resources and 50,837,622 shares held by Hick Muse Parties as more fully described in note
     (17) above.

                             EXECUTIVE COMPENSATION

         Clear Channel believes that compensation of its executive and other officers should be directly and materially linked to operating performance. For fiscal year 2000, the executive compensation program consisted of a base salary, a bonus plan and stock options based on Clear Channel's cash flow growth and individual performance.

SUMMARY COMPENSATION TABLE

         The Summary Compensation Table shows certain compensation information for the years ended December 31, 2000, 1999 and 1998, for the Chief Executive Officer and each of the four most highly compensated executive officers whose total cash compensation exceeded $100,000 for services rendered in all capacities for the three years ended December 31, 2000 (hereinafter referred to as the "named executive officers").

                                             ANNUAL COMPENSATION                    LONG-TERM COMPENSATION
                                                                                      Awards           Payouts
                                                                            -----------------------   ----------
                                                                 Other      Restricted
                                                                 Annual       Stock                      LTIP         All Other
   Name And Principal                                           Compen-       Awards                    Payout         Compen-
        Position           Year      Salary ($)    Bonus ($)   sation ($)      ($)      Options (#)       ($)         sation ($)
   ------------------      ----      ----------   ----------   ----------   ----------  -----------   ----------      ----------

L. Lowry Mays              2000       1,000,000    3,000,000           --           --      375,000           --         179,441(1)
Chairman and CEO           1999         972,274    2,750,000           --           --      375,000           --         191,740(1)
                           1998         753,425    2,500,000           --           --      400,000           --         200,020(1)

Mark P. Mays               2000         657,500    1,500,000           --           --       76,500           --           2,800(3)
President and COO          1999         382,499      895,000           --           --       76,500           --           2,800(3)
                           1998         291,250      625,000           --           --       42,380           --           2,800(3)

Randall T. Mays            2000         655,000    1,500,000           --           --       76,500           --           2,800(3)
Executive Vice President   1999         362,500      895,000           --           --       76,500           --           2,800(3)
and CFO                    1998         266,667      625,000           --           --       42,380           --           2,800(3)

Randy Michaels             2000         504,412    1,300,000           --           --       50,000           --       1,002,800(2)
President - Radio          1999(4)      519,120      810,853           --           --       50,000           --              --
                           1998             N/A          N/A          N/A          N/A          N/A          N/A             N/A

Karl Eller                 2000         407,200      500,000           --           --       25,000           --           2,800(3)
CEO of Eller Media         1999         397,820      400,000           --           --       25,000           --             564(3)
Company                    1998         405,815      400,000           --           --       20,000           --              --

----------

(1) Represents $176,641, $188,940 and $197,220 paid by Clear Channel in 2000, 1999 and 1998 respectively, on a split-dollar life insurance policy for L. Lowry Mays. Such amounts include the entire dollar amount of the term life portion and the present value to L. Lowry Mays of the interest-free use of the non-term portion of each premium payment. The remainder represents the amount of matching contributions paid by Clear Channel under its 401(k) Plan.

(2) Represents $1 million paid by Clear Channel in 2000 as a one-time contract buy-out payment. The remainder represents the amount of matching contributions paid by Clear Channel under its 401(k) Plan.

(3) Represents the amount of matching contributions paid by Clear Channel under its 401(k) Plan.

(4)  Represents partial year compensation.

STOCK OPTION GRANT TABLE

         The following table sets forth certain information concerning stock options granted to the named executive officers during the year ended December 31, 2000.

                                        Percent of
                                           Total
                          Number of       Options
                         Securities     Granted to
                         Underlying      Employees      Exercise or                   Grant Date
                           Options       in Fiscal      Base Price     Expiration       Present
        Name             Granted (#)       Year          ($/share)        Date       Value ($) (1)
        ----             ----------     ----------      -----------    ----------    -------------

L. Lowry Mays               375,000           10.7%        66.6250        2/28/10     14,253,750
Mark P. Mays                 75,000            2.1%        66.6250        2/28/10      2,850,750
                              1,500             --         73.2875        2/28/05         36,780
Randall T. Mays              75,000            2.1%        66.6250        2/28/10      2,850,750
                              1,500             --         73.2875        2/28/05         36,780
Randy Michaels               50,000            1.4%        66.6250        2/28/07      1,612,500
Karl Eller                   25,000             .7%        66.6250        2/28/07        806,250

(1) Present value for these options was estimated at the date of grant using a Black-Scholes option pricing model with the following assumptions:
     Risk-free interest rate of 6%, a dividend yield of 0%, the volatility factor of the expected market price of Clear Channel's common stock used was 34% and the expected life was five, seven and ten years as appropriate.

STOCK OPTION EXERCISES AND HOLDING TABLE

         The following table sets forth certain information regarding stock options exercised by the named executive officers during the year ended December 31, 2000, including the aggregate value of gains on the date of exercise. In addition, the table sets forth the number of shares covered by both exercisable and unexercisable stock options as of December 31, 2000. Also reported are the values of "in the money" options which represent the positive spread between the exercise price of any existing stock options and the Clear Channel common stock price as of December 31, 2000.

                            Shares                           Number of Securities       Value of Unexercised
                           Acquired                        Underlying Unexercised     In-the-Money Options at
                             on                            Options at Fiscal Year          Fiscal Year End
                           Exercise          Value                  End (#)                      ($)
            Name             (#)          Realized ($)    Exercisable/Unexercisable   Exercisable/Unexercisable
            ----         ------------     ------------    -------------------------   -------------------------

L. Lowry Mays                      --               --              1,370,000 / 0               6,868,690 / 0
Mark P. Mays                       --               --           52,008 / 245,380       2,057,480 / 1,860,950
Randall T. Mays                22,224        1,539,056           44,600 / 245,380       1,792,878 / 1,860,950
Randy Michaels                     --               --          532,135 / 100,000              11,400,413 / 0
Karl Eller                    150,000       10,158,570         1,298,112 / 70,000        54,446,063 / 128,750

EMPLOYMENT AGREEMENTS

         On October 1, 1999, Clear Channel entered into employment agreements with its three senior executives, L. Lowry Mays (Chairman and Chief Executive Officer), Mark P. Mays (President and Chief Operating Officer) and Randall T. Mays (Executive Vice President and Chief Financial Officer). Each agreement has a term of seven years with automatic daily extensions unless Clear Channel or the executive elects not to extend the agreement. Each of these employment agreements provides for a minimum initial base salary, subject to review and annual increase by the Compensation Committee. In addition, each agreement provides for an annual bonus pursuant to Clear Channel's Annual Incentive Plan or as the Executive Performance Subcommittee determines. The employment agreements with the Chief Executive Officer, President and Chief Financial Officer initially provided for base salaries of $1,000,000, $350,000 and $325,000, respectively, and for minimum option grants to acquire 100,000, 50,000 and 50,000 shares of Clear Channel common stock, respectively; provided, however, that the annual option grant will not be smaller than the option grant in the preceding year unless waived by the executive. Each option will be exercisable at fair market value at the date of grant for a ten-year period even if the executive is not employed by Clear Channel. The Compensation Committee or the Executive Performance Subcommittee will determine the schedule upon which the options will vest and become exercisable.

         Each of these executive employment agreements provides for severance and change-in-control payments in the event that Clear Channel terminates an executive's employment "without cause" or if the executive terminates for "good reason." "Cause" is narrowly defined, and any determination of cause is subject to a supermajority vote of Clear Channel's board. "Good reason" includes defined change-in-control transactions involving Clear Channel, Clear Channel's election not to automatically extend the term of the employment agreement, a diminution in the executive's pay, duties or title or, in the case of the President and Chief Financial Officer, if neither L. Lowry Mays, Mark P. Mays nor Randall T. Mays is the Chairman and Chief Executive Officer of Clear Channel. If an executive is terminated by Clear Channel "without cause" or the executive resigns for "good reason" then that executive will receive a lump-sum cash payment equal to the base salary and bonus that otherwise would have been paid for the remainder of the term of the agreement (using the highest bonus paid to executive in the three years preceding the termination but not less than $1,000,000 bonus for the President or Chief Financial Officer and $3,000,000 bonus for the Chief Executive Officer); continuation of benefits; an option to acquire 1,000,000 shares of Clear Channel common stock at fair market value as of the date of termination that is fully vested and exercisable for a period of ten years; and immediate vesting on the date of termination of all stock options held by the executive on the date of termination. Certain tax gross up payments would also be due on such amounts. However, if either the President or Chief Financial Officer terminates his employment agreement "for good reason" because neither L. Lowry Mays, Mark P. Mays nor Randall T. Mays is the Chairman and Chief Executive Officer of Clear Channel, then the lump-sum payment and option grants described above essentially double. In the event the executive's employment is terminated "without cause" or for "good reason," the employment agreements also restrict the executive's business activities that compete with the business of Clear Channel for a period of two years following such termination.

                  REPORT OF THE COMPENSATION COMMITTEE AND THE
                       EXECUTIVE PERFORMANCE SUBCOMMITTEE

         The following Report of the Compensation Committee and the Executive Performance Subcommittee and the performance graphs included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Clear Channel specifically incorporates this Report or the performance graphs by reference therein.

         The Compensation Committee of the Board of Directors and the Committee's Executive Performance Subcommittee have furnished the following report on executive compensation for fiscal year 2000.

OVERALL POLICY

         The financial success of Clear Channel is linked to the ability of its executive and other officers to direct Clear Channel's current operations and to assess the advantages of potential acquisitions and realign the operations of the acquired entities with the operating policies of Clear Channel. A major objective of Clear Channel's compensation strategy is to attract and retain top quality executive and other officers. Another objective of Clear Channel's compensation strategy is to reward officers based on the financial performance of operations under their control. Financial incentives are used to motivate those responsible to achieve Clear Channel's financial goals and to align the interests of Clear Channel's officers with the interests of Clear Channel's shareholders.

         Clear Channel believes that compensation of its executive and other officers should be directly and materially linked to operating performance. For fiscal year 2000, the executive compensation program consisted of a base salary, a bonus plan and stock options based on Clear Channel's cash flow growth and individual performance.

         The Compensation Committee and the Executive Performance Subcommittee believes that this three-part approach best serves the interests of Clear Channel and its shareholders. It enables Clear Channel to meet the requirements of the highly competitive environment in which Clear Channel operates while ensuring that all officers are compensated in a way that advances both the short and long-term interests of shareholders. Under this approach, compensation for these officers involves a high proportion of pay that is "at risk", namely, the annual bonus and stock options. The annual bonus is also based, in significant part, on the Company's performance. Stock options relate a significant portion of long-term remuneration directly to stock price appreciation realized by all of Clear Channel's shareholders.

COMPENSATION

         Base Salary

         Base salaries of executive and other officers are set with respect to comparable salaries paid by companies in similar industries in which Clear Channel operates. The salaries of all executive officers except the Chief Executive Officer are determined through mutual negotiations between the executive and the Chief Executive Officer and are based on both past performance and expected future performance. However, under certain circumstances, Clear Channel may enter into employment agreements with executive officers and it currently has employment agreements with its President and Chief Operating Officer and its Executive Vice President and Chief Financial Officer.

         Bonus Plans

         Annual bonuses for fiscal year 2000 paid to executive officers of Clear Channel were granted under Clear Channel's Annual Incentive Plan. This plan is administered by the Executive Performance Subcommittee and provides for performance-based bonuses for executives who are "covered employees" pursuant to
Section 162(m) of the Internal Revenue Code. Under the plan, the Subcommittee establishes specific company "budgeted goals" applicable to each covered executive officer for performance periods of one or more years. The budgeted goals used for the fiscal year 2000 annual bonuses paid to the executive officers were based upon the executives achieving certain goals, including an increase in cash flow over the prior year, other selected performance criteria or other subjective measures of performance. Budgeted goals are set for each such executive officer pursuant to an extensive annual operating plan established by Clear Channel and the Chief Executive Officer. Past and expected future performance was considered on a subjective basis in determining these budgeted goals, based on the varied circumstances impacting each operating division. The Chief Executive Officer reports to the Compensation Committee as to the compensation levels and performance goals, which he sets for Clear Channel's executive officers.

         At the same time, the Subcommittee establishes an objective formula or standard for calculating the maximum bonus payable to each participating executive officer. These maximum bonus amounts were set above Clear Channel's historical bonus levels for executives other than the Chief Executive Officer because the Section 162(m) regulations allow only "negative discretion" in respect of this type of plan, and the Subcommittee desired flexibility to recognize exceptional individual performance when warranted.

         Within the plan terms, the Subcommittee determines the actual amount of each bonus. The Subcommittee may also exercise "negative discretion," and reduce bonuses otherwise payable under the objective formula, by establishing additional conditions or terms for the payment of bonuses, such as the establishment of other financial, strategic or individual goals, which may be objective or subjective.

         For fiscal year 2000, the Subcommittee established overall Company performance targets based upon the achievement of specified levels of cash flow growth. After the end of the fiscal year, the Subcommittee confirmed that the 2000 targets had been achieved and accordingly that annual bonuses would be paid under the plan, subject to the Subcommittee's exercise of "negative discretion," to the Chief Executive Officer and the other plan participants. The amounts of the bonuses paid to the named executives are set forth in the Summary Compensation Table presented elsewhere in these proxy materials.

         For bonus-eligible officers other than "covered employees" under
Section 162(m), Clear Channel's Chief Executive Officer developed a company-wide bonus pool. The size of the bonus pool is based upon a subjective assessment of overall company and individual business unit performance as compared to both budgeted and prior fiscal year performance and the extent to which Clear Channel achieved its overall financial goals of growth in cash flows. In addition, consideration is given to the need to keep Clear Channel competitive in overall compensation. The amount of the bonus pool is subject to the approval of the Compensation Committee. Once the overall bonus pool is approved, Clear Channel's senior management makes individual bonus recommendations to the Compensation Committee, within the limits of the pool, for eligible employees based upon an evaluation of their individual performance and contribution to Clear Channel's overall performance. Several of the executive officers' employment agreements contemplate that bonus compensation will be awarded.

         Stock Options

         Stock option grants to executive and other officers of Clear Channel were determined using the sole factor of achieving budgeted goals as determined on a subjective basis after consideration of the varied circumstances impacting each operating division. All decisions to grant stock options are in the sole discretion of the Compensation Committee or the Executive Performance Subcommittee, as applicable.

         The employment agreements with the President and Chief Operating Officer and the Executive Vice President and Chief Financial Officer contemplate the award of annual option grants to acquire not less than 50,000 shares of Clear Channel common stock.

CHIEF EXECUTIVE OFFICER COMPENSATION

         The Clear Channel Compensation Committee and the Executive Performance Subcommittee established the Chief Executive Officer's performance goals and determined the amount of incentive bonus.

         Clear Channel entered into a seven-year employment agreement with L. Lowry Mays, to serve as Chairman and Chief Executive Officer effective October 1, 1999. The employment agreement provides for a minimum annual base salary of $1 million. The salary amount is subject to review by the Clear Channel Compensation Committee of the Board and may be increased on an annual basis at the beginning of each fiscal year. The term of the employment agreement is automatically extended at the end of each day by one additional day for each day expired during the employment period, in the absence of a notice of non-extension from L. Lowry Mays. The employment agreement contemplates that L. Lowry Mays will be awarded bonus compensation as determined by the Clear Channel Executive Performance Subcommittee of the Board and an annual option grant to acquire not less than 100,000 shares of Clear Channel common stock. The employment agreement provides for substantial severance and change-in-control payments and option grants in the event that Clear Channel terminates L. Lowry Mays' employment "without cause" or if the L. Lowry Mays terminates for "good reason."

         At the end of 2000, the Chief Executive Officer's annual salary was $1 million pursuant to his employment contract with Clear Channel. He was paid a cash bonus of $3 million in February of 2001 that, while paid in 2001, rewarded the Chief Executive Officer for performance in 2000. Options were granted to the Chief Executive Officer in 2000 for the purchase of 375,000 shares of Clear Channel common stock.

         The Compensation Committee and Executive Performance Subcommittee utilized information gathered from its review of compensation packages of five comparable companies in similar industries in determining the Chief Executive Officer's base salary and overall compensation package. The amount of salary paid and bonus awarded was judged to be deserving and balanced for the value received by the shareholders from the Chief Executive Officer's efforts, based on the overall increase in Clear Channel's after tax cash flow.

         In evaluating the incentive bonus compensation to be awarded to Clear Channel's Chief Executive Officer, the Compensation Committee reviewed the financial performance of Clear Channel over the 2000 fiscal year. Based on the performance goals established by the Compensation Committee and the Executive Performance Subcommittee, under the Annual Incentive Plan adopted by the shareholders at the 2000 annual shareholder meeting, the Chief Executive Officer was entitled to an incentive bonus of up to 5% of the aggregate increase over 20% of the increase in the after tax cash flow from the 1999 fiscal year to the 2000 fiscal year. In 2000, after tax cash flow increased from $.75 billion to $1.28 billion, or 70%.

         As mentioned above, the Compensation Committee and Executive Performance Subcommittee gathered competitive compensation data on five companies in similar industries. The Committee and Subcommittee selected the companies as the most comparable to Clear Channel in terms of the properties operated and the markets served. The Compensation Committee and Executive Performance Subcommittee determined that these five companies provided more accurate compensation information relative to Clear Channel's operations than the entire range of companies covered in the S&P Broadcast/Media Index used in the Stock Performance Chart included in this document. In the opinion of the Compensation Committee and the Executive Performance Subcommittee, the Chief Executive Officer's 2000 compensation corresponded to the median to low-end of the range paid by the five companies surveyed.

POLICY ON DEDUCTIBILITY OF COMPENSATION

         Section 162(m) of the Internal Revenue Code limits the tax deduction for compensation paid to the named executive officers to $1 million. However, performance-based compensation that has been approved by shareholders is excluded from the $1 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals and the board committee that establishes such goals consists only of outside directors (as defined for purposes of Section 162(m)).

         At the 2000 annual Clear Channel shareholder meeting, the shareholders approved the Annual Incentive Plan, which meets the requirements of Section 162(m) with respect to the performance-based compensation paid to the Chief Executive Officer, as discussed above. The present intention of the Clear Channel Compensation Committee is to continue to comply with the requirements of
Section 162(m).

                        Respectfully submitted,

                        THE COMPENSATION COMMITTEE
                        John Williams, Robert Crandall, Alan Feld, Thomas Hicks, Vernon Jordan, Jr., L. Lowry Mays and B.J. McCombs

                        THE EXECUTIVE PERFORMANCE SUBCOMMITTEE
                        John Williams and
                        Robert Crandall


                             AUDIT COMMITTEE REPORT

         The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Clear Channel specifically incorporates this Report by reference therein.

         During the year ended December 31, 2000, the Audit Committee of the Board of Directors developed an updated charter for the Committee, which was approved by the full Board on April 27, 2000. The complete text of the new charter, which reflects standards set forth in new SEC regulations and NYSE rules, is reproduced in the appendix to this proxy statement.

         As set forth in more detail in the charter, the Audit Committee's primary responsibilities fall into three broad categories:

         o first, the Committee is charged with monitoring the preparation of quarterly and annual financial reports by Clear Channel's management, including discussions with management and Clear Channel's outside auditors about draft annual financial statements and key accounting and reporting matters;

         o second, the Committee is responsible for matters concerning the relationship between Clear Channel and its outside auditors, including recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services being provided to Clear Channel; and determining whether the outside auditors are independent (based in part on the annual letter provided to Clear Channel pursuant to Independence Standards Board Standard No. 1); and

         o third, the Committee oversees management's implementation of effective systems of internal controls, including review of policies relating to legal and regulatory compliance, ethics and conflicts of interests; and review of the activities and recommendations of Clear Channel's internal auditing program.

         The Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Committee's charter. To carry out its responsibilities, the Committee met four times during the year ended December 31, 2000.

         In overseeing the preparation of Clear Channel's financial statements, the Committee met with both management and Clear Channel's outside auditors to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Committee discussed the statements with both management and the outside auditors. The Committee's review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication With Audit Committees).

         With respect to Clear Channel's outside auditors, the Committee, among other things, discussed with Ernst & Young LLP matters relating to its independence, including the disclosures made to the Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

         Finally, the Committee continued to monitor the scope and adequacy of Clear Channel's internal auditing program, including proposals for adequate staffing and to strengthen internal procedures and controls where appropriate.

         On the basis of these reviews and discussions, the Committee recommended to the Board of Directors that the Board approve the inclusion of Clear Channel's audited financial statements in Clear Channel's Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

                                        Respectfully submitted,

                                        THE AUDIT COMMITTEE
                                        Perry Lewis, Michael Levitt,
                                        Theodore Strauss and John Williams

                             STOCK PERFORMANCE GRAPH

          The following chart demonstrates a five-year comparison of the cumulative total returns, adjusted for stock splits and dividends, for Clear Channel, the S&P Broadcast/Media Index, and the S&P 500 Composite Index.

                          CLEAR CHANNEL COMMUNICATIONS
                             STOCK PERFORMANCE CHART

                        INDEXED YEARLY STOCK PRICE CLOSE
                (PRICES ADJUSTED FOR STOCK SPLITS AND DIVIDENDS)



                                     [GRAPH]



                        INDEXED YEARLY STOCK PRICE CLOSE
                (PRICES ADJUSTED FOR STOCK SPLITS AND DIVIDENDS)

                                  12/31/95     12/31/96     12/31/97     12/31/98     12/31/99      12/31/00
                                  --------     --------     --------     --------     --------      --------
CLEAR CHANNEL                        1,000        1,637        3,601        4,941        8,091         4,391
S&P BROADCAST/
MEDIA INDEX                          1,000          819        1,348        2,093        3,652         2,638
S&P 500 INDEX                        1,000        1,227        1,633        2,096        2,533         2,305


                       SECTION 16(A) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires Clear Channel's directors, executive officers and beneficial owners of more than 10% of any class of securities of Clear Channel to file reports of ownership and changes in ownership with the SEC and the NYSE. Directors, executive officers and greater than 10% shareholders are required to furnish Clear Channel with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no such forms were required to be filed by those persons, Clear Channel believes that, during the year ended December 31, 2000, all of its directors and executive officers were in compliance with the applicable filing requirements except that one report covering one transaction was filed late by L. Lowry Mays, Karl Eller and B.J. McCombs and the Initial Statement of Beneficial Ownership of Securities was filed late by Brian Becker and Kenneth O'Keefe.

                        COMPENSATION COMMITTEE INTERLOCKS
                            AND INSIDER PARTICIPATION

         Beginning on October 26, 2000, Mssrs. Alan Feld, Vernon Jordan, Jr., L. Lowry Mays and B. J. McCombs served on Clear Channel's Compensation Committee. Mr. Mays serves as Clear Channel's Chairman and Chief Executive Officer. Clear Channel paid fees in 2000 to the law firm of Akin, Gump, Strauss, Hauer & Feld, L.L.P. Alan Feld is the sole shareholder of a professional corporation which is a partner of such firm and Vernon Jordan, Jr. is Of Counsel to such firm. Clear Channel purchased various forms of insurance from Primera in 2000. B. J. McCombs owns 75% of Primera. Clear Channel leases certain office space in San Antonio, Texas, from the trusts of the children of L. Lowry Mays and B. J. McCombs. This lease expires on December 31, 2005 with current monthly rentals of $12,500. Clear Channel believes the transactions described above are no less favorable to Clear Channel than could be obtained with nonaffiliated parties.

                              CERTAIN TRANSACTIONS

         Clear Channel contracted charter air service under commercial terms from N55EM, LLC. Karl Eller, a director of Clear Channel, is an affiliate of N55EM, LLC. Gross charter fees of approximately $312,500 were paid during 2000. Clear Channel believes the transactions described above are no less favorable to Clear Channel than could be obtained with nonaffiliated parties. Clear Channel pays annual wages of $66,000 for personnel that provide accounting and tax services to L. Lowry Mays, Chairman and Chief Executive Officer, Mark Mays, President and Chief Operating Officer, Randall Mays, Executive Vice President and Chief Financial Officer and their families.

         In May 1977, Clear Channel and its shareholders, including L. Lowry Mays and B.J. McCombs, entered into a Buy-Sell Agreement restricting the disposition of the outstanding shares of Clear Channel common stock owned by L. Lowry Mays and B.J. McCombs and their heirs, legal representatives, successors and assigns. The Buy-Sell Agreement provides that in the event that a restricted party desires to dispose of his shares, other than by disposition by will or intestacy or through gifts to such restricted party's spouse or children, such shares must by offered for a period of 30 days to Clear Channel. Any shares not purchased by Clear Channel must then be offered for a period of 30 days to the other restricted parties. If all of the offered shares are not purchased by Clear Channel or the other restricted parties, the restricted party offering his or her shares may sell them to a third party during a period of 90 days thereafter at a price and on terms not more favorable than those offered to Clear Channel and the other restricted parties. In addition, a restricted party may not individually, or in concert with others, sell any shares so as to deliver voting control to a third party without providing in any such sale that all restricted parties will be offered the same price and terms for their shares.

                  PROPOSAL 2: SELECTION OF INDEPENDENT AUDITORS

         Subject to ratification by the shareholders, the Board has reappointed Ernst & Young LLP as independent auditors to audit the financial statements of Clear Channel for the year ended December 31, 2001.

AUDIT FEES

         Fees for the last annual audit were $2.1 million and all other fees were $5.6 million, including audit related services of $1.5 million and nonaudit services of $4.1 million. Audit related services generally include fees for foreign statutory audits, business acquisitions, accounting consultations, internal audit and SEC registration statements.

FINANCIAL INFORMATION SYSTEM DESIGN AND IMPLEMENTATION FEES

         Financial information systems design and implementation fees were $.7 million, and consist entirely of fees billed by the E&Y consulting group prior to its sale on May 27, 2000, to Cap Gemini, a separate French public company.

         Representatives of the firm of Ernst & Young LLP are expected to be present at the annual meeting of shareholders and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

         THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2001.

                    PROPOSAL 3: APPROVAL OF THE CLEAR CHANNEL
                 COMMUNICATIONS, INC. 2001 STOCK INCENTIVE PLAN

         On February 12, 2001, the Board adopted the Clear Channel Communications, Inc. 2001 Stock Incentive Plan for the purpose of providing Clear Channel an effective means to attract, retain and encourage qualified individuals to serve Clear Channel with a high degree of commitment. A brief description of the major provisions of the plan is set forth below to facilitate an informed decision by the shareholders entitled to vote on the approval of the plan. This summary highlights only selected information from the plan and does not contain all of the information that may be important to you. To understand the terms of the plan fully, you should read the full text of the plan, a copy of which is attached hereto as Appendix A. The affirmative vote of a majority of the outstanding shares present and entitled to vote at the annual meeting is required to approve the plan

OVERVIEW OF AWARDS

         The following types of awards may be granted under the plan: (i) incentive stock options, (ii) nonqualified stock options, (iii) rights to receive all or some portion of the increase in value of the common stock (also known as stock appreciation rights or SARs), (iv) the right to receive all or some portion of cash dividends with respect to the common stock (also known as dividend equivalent rights), (v) rights to receive cash and/or common stock contingent upon the attainment of defined performance goals (also known as performance awards), and (vi) shares of common stock subject to temporary restrictions on transfer (also known as restricted stock). Eligible individuals under the plan include all employees, officers and directors of Clear Channel or its subsidiaries or consultants or advisors receiving cash compensation from Clear Channel or its subsidiaries. In addition, the plan provides that directors of Clear Channel may receive some or all of their annual director compensation in the form of shares of common stock.

ADMINISTRATION

         Except for awards of nonqualified stock options to nonemployee directors ("Director Options"), the plan will be administered by a committee which shall consist of at least two directors and may consist of the entire Board. The Board will grant Director Options. The plan committee will have broad discretion, subject to the terms of the plan, to designate the recipients of awards, prescribe the terms and conditions of awards and establish rules and regulations for administration of the plan.

         Under the plan, members of the plan committee are not liable for their actions taken in a good faith attempt to administer the plan and are entitled to indemnification from Clear Channel to the extent permitted by law in connection with claims asserted in regard to administration of the plan.

STOCK SUBJECT TO THE PLAN

         The shares subject to awards granted under the plan are Clear Channel's authorized but unissued common stock. The maximum number of shares of common stock which may be the subject of awards under the plan is 30,000,000. Furthermore, within the period of one year no individual may receive with respect to awards more than 3,000,000 shares or $15,000,000 in cash or shares with an equivalent fair market value. However, the ceilings may be adjusted by the plan committee upon the occurrence of certain events affecting the capitalization of Clear Channel. See "Adjustments" below.

         Upon the expiration, cancellation or termination of an award (other than by reason of exercise), the shares previously subject to such award may again be the subject of awards granted under the plan. Any shares held by an award holder that are delivered to Clear Channel or that are otherwise withheld from shares issuable under an award in payment of all or a portion of the exercise price or tax withholding obligations for such award will be available for subsequent grants and awards. Any shares issued or awards settled by Clear Channel as a result of the assumption or substitution of outstanding grants or grant commitments by an acquired company or other entity will not be counted against the maximum share limitations under the plan.

         The market value of Clear Channel's common stock as reported on the New York Stock Exchange as of March 15, 2001 was $56.40 per share.

         Nothing in the plan prohibits Clear Channel from adopting other equity compensation programs for employees of Clear Channel and its subsidiaries, including employees eligible for grants under the plan.

SUMMARY OF INCENTIVE STOCK OPTIONS AND NONQUALIFIED STOCK OPTIONS

         The exercise price for incentive stock options and nonqualified stock options will be determined by the plan committee, other than for Director Options, which will be determined by the Board; provided, however, the exercise price for each stock option may not be less than 100% of the fair market value of the common stock on the date the option is granted (110% in the case of an incentive stock option granted to an individual owning more than 10% of the voting stock of Clear Channel or a parent or subsidiary of Clear Channel). The aggregate fair market value (determined at the time an incentive stock option is granted) of the common stock with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year (under all stock option plans of Clear Channel) will not exceed $100,000, or such other amount as may be prescribed under the Code or applicable regulations and rulings from time to time. Incentive stock options may not be granted under the plan subsequent to February 12, 2011.

         Each Option granted under the plan other than Director Options will be exercisable according to the terms established by the plan committee. In the case of Directors Options, the Board will grant the options and such Director Options will be exercised according to the terms established by the Board. In no event, however, will an option, including a Directors Option, be exercisable after the expiration of ten years from the date of grant (five years for an individual owning more than 10% of the voting stock of Clear Channel or a parent or subsidiary of Clear Channel).

         Options are not transferable except by will or the laws of descent and distribution or pursuant to a domestic relations order (within the meaning of Rule 16a-12 under the Exchange Act), and are exercisable only by the optionee or his or her legal guardian or legal representative.

         The purchase price payable upon the exercise of an option is payable in cash, by delivery of an equivalent fair market value of common stock, by cashless exercise procedures or by a combination of the foregoing, as determined by the plan committee. No fractional shares will be issuable upon exercise of an option, and the number of shares issuable will be rounded to the nearest whole number.

NO REPRICING OF STOCK OPTIONS

         Subject to the provisions of the plan regarding adjustments due to a change in corporate or capital structure, the plan committee will have no authority to reprice outstanding options, whether through amendment, cancellation or replacement grants.

SUMMARY OF STOCK APPRECIATION RIGHTS

         A stock appreciation right or SAR is the right to receive an amount equal to the excess of the fair market value of a share of Clear Channel's common stock on the date of exercise over the fair market value of a share of common stock on the date of grant (in the case of SARs granted independent of a stock option) or the exercise price of the related stock option (in the case of a SAR granted in tandem with a stock option). SARs may be granted in connection with stock options or as a separate award unrelated to stock options. The exercisability of SARs granted in connection with stock options will be governed by the exercisability of the related options. The amount payable to the holder upon the exercise of a SAR is based on the difference between the fair market value of Clear Channel's common stock on the date preceding exercise and the exercise price of the option in connection with which the SAR was granted (or the fair market value of common stock on the date the SAR was granted if it was not granted in connection with an option). However, the plan committee may establish a maximum amount payable upon the exercise of a SAR. The amount payable to a holder upon the exercise of a SAR may be paid in the form of common stock or cash or a combination thereof, as determined by the plan committee.

SUMMARY OF DIVIDEND EQUIVALENT RIGHTS

         Dividend equivalent rights may be granted in conjunction with other awards or as a separate award. The plan committee will determine the terms and conditions of the dividend equivalent rights and, specifically, will determine whether amounts payable will be paid on a current or deferred basis and whether they will be settled in cash or stock in single or multiple installments.

SUMMARY OF RESTRICTED STOCK

         Restricted stock is the grant of shares of common stock or the right to purchase common stock at a price determined by the plan committee, which is nontransferable and subject to substantial risk of forfeiture until specific conditions are met. Restricted stock granted under the plan will be subject to restrictions on transfer and such other restrictions imposed by the plan committee. No stock certificate representing restricted stock may be issued in the name of the grantee until the grantee executes a written agreement, blank stock powers and an escrow agreement or other documents required by the plan committee. Restricted stock may not be delivered to the grantee or sold, transferred or pledged until the restrictions imposed by the plan committee have lapsed according to the terms established by the plan committee. The plan committee will determine whether dividend payments in respect of restricted stock will be made currently or deferred until the lapsing of restrictions. Upon lapse of the restrictions, the certificates representing the restricted stock will be delivered to the grantee, in addition to any deferred dividends with interest accrued thereon. All restrictions lapse upon a change in control of Clear Channel unless the plan committee specifies otherwise in the written agreement.

SUMMARY OF PERFORMANCE AWARDS

         Awards contingent upon the attainment of certain financial or other objectives within a designated period of time may be granted by the plan committee in the form of shares of common stock (known as performance shares) or other awards (known as performance units). The performance objectives to be established in writing by the plan committee may be expressed in terms of earnings per share, share price, pre-tax profits, net earnings, return on equity or assets, revenues, EBITDA, market share, or a combination of the foregoing with regard to Clear Channel or a subsidiary. The plan committee may establish a ceiling on the amount payable under a performance award.

         A grantee becomes vested in performance awards to the extent that the established objectives are achieved during the designated measurement period, and immediately following the end of such period Clear Channel must pay any amounts due in cash or common stock or a combination thereof.

         Issuance of certificates representing performance shares may not occur until the grantee executes a written agreement, blank stock powers and an escrow agreement or such other documents required by the plan committee. Certificates representing performance shares may not be delivered to the grantee or sold, transferred or pledged prior to the attainment of the designated objectives and fulfillment of other conditions established by the plan committee. The plan committee may determine whether dividends in respect of issued but undelivered performance shares will be paid currently or deferred and paid with interest upon lapsing of the restrictions.

ADJUSTMENTS

         Upon the termination or change in status of employment of a grantee, adjustments to the terms and conditions of awards held by such grantee will be made according to the terms established by the plan committee in the written agreement respecting such award.

         Each award granted by the plan committee must be evidenced by a written agreement. Although the plan committee has the discretion to amend the terms of an award subsequent to the date of grant, it may not do so in a way that adversely affects rights previously granted under the plan.

         The plan committee will also determine the appropriate adjustments to be made to the terms of the plan and awards previously granted thereunder upon the occurrence of certain events affecting the capitalization of Clear Channel including, but not limited to, an increase or decrease in the number of issued and outstanding shares of common stock or other changes in capitalization resulting from a reclassification, recapitalization, merger, consolidation, stock dividend, stock split or otherwise. Appropriate adjustments may be made to the maximum number of shares and the class of shares or other securities with respect to which awards may be made, the maximum number of shares with respect to which an individual may be granted awards, the number and class of shares subject to outstanding awards, the exercise price of such outstanding awards, and the performance objectives upon which performance awards are based.

         Upon a Change of Control (as defined in the plan), (i) with respect to all stock option awards and SARs awards, all of such awards shall become immediately exercisable, (ii) with respect to restricted stock awards, all restrictions upon such shares shall lapse, and (iii) with respect to performance awards, such awards will be treated in the manner determined by the plan committee at the time such performance awards were granted. In addition, to the extent set forth in the applicable agreement relating to a stock option award or SAR award, upon a Change of Control, (i) the holder of a stock option award will have the right to a cash payment within sixty (60) days after such Change of Control equal to the excess of fair market value of the shares subject to such stock option on the date preceding the date of surrender over the aggregate purchase price of the shares subject to such stock option, and (ii) the holder of a SAR award will be entitled to receive a cash or stock payment from Clear Channel with a value equal to the fair market value on the date preceding the date of exercise over the fair market value of the shares subject to such SAR award.

         Following any liquidation, dissolution, merger or consolidation of Clear Channel, each holder of an award is entitled to receive the same consideration received in such transaction by each holder of common stock, subject to the restrictions and other terms and conditions applicable to the award.

TERMINATION AND AMENDMENT OF THE PLAN

         The plan has no automatic termination date. However, incentive stock options may not be granted under the plan subsequent to February 12, 2011. In addition, the plan committee may terminate, amend or suspend the plan at any time provided that such action does not adversely affect rights previously granted under the plan.

FEDERAL INCOME TAX CONSEQUENCES

         An individual receiving nonqualified stock options or SARs will not recognize taxable income at the time the nonqualified stock options or SARs are granted. At the time the nonqualified stock options or SARs are exercised, the individual will recognize ordinary taxable income in an amount equal to the difference between the exercise price (or in the case of SARs granted independent of stock options, the fair market value of the common stock at the time of grant) and the fair market value of common stock on the date of exercise. Clear Channel will be entitled to a concurrent deduction equal to the ordinary income recognized by the individual, provided that Clear Channel withholds taxes.

         An individual granted an incentive stock option will not recognize taxable income at the time of grant or, subject to certain conditions, at the time of exercise. The excess of the fair market value of the common stock received over the exercise price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an incentive stock option is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the sales price and the exercise price) upon disposition of the stock will be treated as long-term capital gain or loss, and Clear Channel will not be entitled to any deduction.

         If the holding period requirement is not met, the incentive stock option will be treated as one which does not meet the requirements of the Code for incentive stock options and the individual will recognize ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of common stock on the date of exercise over the exercise price or (ii) the amount realized on the sale of such stock over the exercise price.

         An individual receiving restricted stock will not recognize taxable income at the time of grant. At the time the restrictions lapse, the individual will recognize ordinary taxable income equal to the difference between the fair market value of the common stock at the time the restrictions lapse and the price, if any, paid for such common stock. Any dividends received before the termination of restrictions will be taxed as ordinary income. Clear Channel will be entitled to a deduction equal to the ordinary income reported by the individual, provided Clear Channel withholds taxes. Upon the disposition of the common stock, the individual will recognize taxable gain or loss equal to the difference between the fair market value of the common stock at the time the restrictions lapse and the amount realized upon the disposition of the common stock. The gain or loss will be taxable as a capital asset.

         An individual may elect to report and recognize income at the time of grant or purchase of restricted stock by filing an election under Section 83(b) of the Code (a "Section 83(b) election"). If the individual makes a Section 83(b) election, Clear Channel will be entitled to a deduction equal to the ordinary income reported by the individual in the year of the election, provided Clear Channel withholds taxes. However, dividends received before the restrictions lapse will not be deductible by Clear Channel. Upon the disposition of the common stock, the individual will recognize gain or loss equal to the difference between the amount realized and the sum of the income recognized by the individual as a result of the Section 83(b) election and any amounts paid by the individual for the restricted stock.

         Special rules may apply with respect to individuals subject to Section 16(b) of the Securities Exchange Act of 1934. Other than in the case of an incentive stock option held in accordance with the specified holding period requirements, the amount and timing of the recognition of income by an individual subject to Section 16(b) (and the concurrent deduction by Clear Channel) on the exercise of a stock option or SAR generally will be based on the fair market value of the shares received when the restrictions of Section 16(b) lapse, unless the individual elects otherwise by making a Section 83(b) election.

REGISTRATION WITH SEC

         If this proposal 3 is adopted, Clear Channel intends to file a registration statement covering the offering of the shares under the plan with the Securities and Exchange Commission pursuant to the Securities Act of 1933.

NEW PLAN BENEFITS

         Since future awards under the plan are discretionary, it is impossible to determine who will receive awards and in what amounts in the event the plan is approved.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE PLAN. EACH OF THE DIRECTORS MAY HAVE AN INTEREST AND MAY BENEFIT FROM THE ADOPTION OF THE PLAN, SINCE THEY ARE ELIGIBLE TO RECEIVE AWARDS UNDER THE TERMS OF THE PLAN.

                              SHAREHOLDER PROPOSALS

         A proper proposal submitted by a Clear Channel shareholder for consideration at Clear Channel's 2002 annual shareholder meeting and received at Clear Channel's executive offices no later than November 23, 2001 will be included in Clear Channel's proxy statement and form of proxy relating to such annual shareholder meeting. If the proposal is adopted, it will be included in the information statements distributed to Clear Channel shareholders.

                                     GENERAL

         Neither Clear Channel management nor the Board knows of any matter to be acted upon at the Clear Channel shareholder meeting other than the matters described above. If any other matter properly comes before the Clear Channel shareholder meeting, however, the proxy holders will vote thereon in accordance with their best judgment.

         The cost of soliciting proxies will be borne by Clear Channel. Following the original mailing of the proxy soliciting material, regular employees of Clear Channel may solicit proxies by mail, telephone, telegraph and personal interview. Clear Channel has also retained Georgeson Shareholder Communications Inc. to aid in the solicitation of proxies, at an estimated cost of $8,500 plus reimbursement of reasonable out-of pocket expenses. Proxy cards and materials will also be distributed to beneficial owners of stock, through brokers, custodians, nominees and other like parties, and Clear Channel expects to reimburse such parties for their charges and expenses connected therewith.

         A copy of Clear Channel's Annual Report on Form 10-K filed with the Securities and Exchange Commission has been mailed to all shareholders along with this document. Additional copies will be available without charge to shareholders upon written request to Clear Channel Communications, Inc., P.O. Box 659512, San Antonio, Texas 78265-9512.

         This document is dated March 20, 2001 and is first being mailed to shareholders on or about March 23, 2001.


                                        Kenneth E. Wyker
                                        Secretary

                                   APPENDIX A

                     THE CLEAR CHANNEL COMMUNICATIONS, INC.
                            2001 STOCK INCENTIVE PLAN


         1.       Purpose.

                  The purpose of this Plan is to strengthen Clear Channel Communications, Inc., a Texas corporation (the "Company"), by providing an incentive to its employees, officers, consultants and directors and thereby encouraging them to devote their abilities and industry to the success of the Company's business enterprise. It is intended that this purpose be achieved by extending to employees, officers, consultants and directors of the Company and its Subsidiaries an added long-term incentive for high levels of performance and unusual efforts through the grant of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Dividend Equivalent Rights, Performance Awards and Restricted Stock (as each term is herein defined).

         2.       Definitions.

                  For purposes of the Plan:

                  2.1 "Adjusted Fair Market Value" means, in the event of a Change in Control, the greater of (i) the highest price per Share paid to holders of the Shares in any transaction (or series of transactions) constituting or resulting in a Change in Control or (ii) the highest Fair Market Value of a Share during the ninety (90) day period ending on the date of a Change in Control.

                  2.2 "Affiliate" means any entity, directly or indirectly, controlled by, controlling or under common control with the Company or any corporation or other entity acquiring, directly or indirectly, all or substantially all the assets and business of the Company, whether by operation of law or otherwise.

                  2.3 "Agreement" means the written agreement between the Company and an Optionee or Grantee evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

                  2.4 "Award" means a grant of Restricted Stock, a Stock Appreciation Right, a Performance Award, a Dividend Equivalent Right or any or all of them.

                  2.5 "Board" means the Board of Directors of the Company.

                  2.6 "Cause" means (i) intentional failure to perform reasonably assigned duties, (ii) dishonesty or willful misconduct in the performance of duties, (iii) involvement in a transaction in connection with the performance of duties to the Company or any of its Subsidiaries which transaction is adverse to the interests of the Company or any of its Subsidiaries and which is engaged in for personal profit or (iv) willful violation of any law, rule or regulation in connection with the performance of duties (other than traffic violations or similar offenses).

                  2.7 "Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, but not limited to, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company or another corporation, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

                  2.8 A "Change in Control" shall mean the occurrence during the term of the Plan of:

                           (a) An acquisition (other than directly from the
Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), excluding L. Lowry Mays, B.J. McCombs or any of their affiliates), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty percent (30%) or more of the then outstanding Shares or the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, Shares or Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a "Subsidiary"), (ii) the Company or its Subsidiaries, or (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);

                           (b) The individuals who, as of February 12, 2001 are
members of the Board (the "Incumbent Board"), cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the election, or nomination for election by the Company's common stockholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

                           (c) The consummation of:

                                    (i) A merger, consolidation or
                           reorganization with or into the Company or in which securities of the Company are issued, unless such merger, consolidation or reorganization is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued where:

                                             (A) the stockholders of the
                                    Company, immediately before such merger, consolidation or reorganization, own directly or indirectly immediately following such merger, consolidation or reorganization, at least fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

                                             (B) the individuals who were
                                    members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least a majority of the members of the board of directors of the Surviving Corporation, or a corporation beneficially directly or indirectly owning a majority of the Voting Securities of the Surviving Corporation, and

                                             (C) no Person other than (i) the
                                    Company, (ii) any Subsidiary, (iii) any
                                    employee benefit plan (or any trust forming a part thereof) that, immediately prior to such merger, consolidation or reorganization, was maintained by the Company or any Subsidiary, or (iv) any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of thirty percent (30%) or more of the then outstanding Voting Securities or Shares, has Beneficial Ownership of thirty percent (30%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities or its common stock.

                                    (ii) A complete liquidation or dissolution
                           of the Company; or

                                    (iii) The sale or other disposition of all
                           or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

                  Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Shares or Voting Securities as a result of the acquisition of Shares or Voting Securities by the Company which, by reducing the number of Shares or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Shares or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Shares or Voting Securities which increases the percentage of the then outstanding Shares or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

                  If an Eligible Individual's employment is terminated by the Company without Cause prior to the date of a Change in Control but the Eligible Individual reasonably demonstrates that the termination (A) was at the request of a third party who has indicated or intention or taken steps reasonably calculated to effect a change in control or (B) otherwise arose in connection with, or in anticipation of, a Change in Control which has been threatened or proposed, such termination shall be deemed to have occurred after a Change in Control for purposes of this Plan provided a Change in Control shall actually have occurred.

                  2.9 "Code" means the Internal Revenue Code of 1986, as amended.

                  2.10 "Committee" means a committee or committees, as described in Section 3.1, appointed by the Board from time to time to administer the Plan and to perform the functions set forth herein.

                  2.11 "Company" means Clear Channel Communications, Inc.

                  2.12 "Director" means a director of the Company.

                  2.13 "Director Option" means an Option granted pursuant to
Section 6.1.

                  2.14 "Director Stock" has the meaning set forth in Section
6.2.

                  2.15 "Disability" means:

                           (a) in the case of an Optionee or Grantee whose
employment with the Company or a Subsidiary is subject to the terms of an employment agreement between such Optionee or Grantee and the Company or Subsidiary, which employment agreement includes a definition of "Disability", the term "Disability" as used in this Plan or any Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; and

                           (b) in all other cases, the term "Disability" as used
in this Plan or any Agreement shall mean a physical or mental infirmity which impairs the Optionee's or Grantee's ability to perform substantially his or her duties for a period of one hundred eighty (180) consecutive days.

                  2.16 "Division" means any of the operating units or divisions of the Company designated as a Division by the Committee.

                  2.17 "Dividend Equivalent Right" means a right to receive all or some portion of the cash dividends that are or would be payable with respect to Shares.

                  2.18 "Eligible Director" means a director of the Company who is not an employee of the Company or any Affiliate of the Company.

                  2.19 "Eligible Individual" means any director (other than an Eligible Director), officer or employee of the Company or a Subsidiary, or any consultant or advisor who is receiving cash compensation from the Company or a Subsidiary, designated by the Committee as eligible to receive Options or Awards subject to the conditions set forth herein.

                  2.20 "Employee Option" means an Option granted pursuant to
Section 5.

                  2.21 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  2.22 "Fair Market Value" on any date means the closing sales prices of the Shares on such date on the principal national securities exchange on which such Shares are listed or admitted to trading, or, if such Shares are not so listed or admitted to trading, the average of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to Shares on such date, the Fair Market Value shall be the value established by the Board in good faith and, in the case of an Incentive Stock Option, in accordance with Section 422 of the Code.

                  2.23 "Grantee" means a person to whom an Award has been granted under the Plan.

                  2.24 "Incentive Stock Option" means an Option satisfying the requirements of Section 422 of the Code as it may exist from time to time and designated by the Committee as an Incentive Stock Option. Each Incentive Stock Option granted hereunder shall comply with Section 422 of the Code as it may exist from time to time.

                  2.25 "Nonemployee Director" means a director of the Company who is a "nonemployee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act.

                  2.26 "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

                  2.27 "Option" means a Nonqualified Stock Option, an Incentive Stock Option, a Director Option, or any or all of them.

                  2.28 "Optionee" means a person to whom an Option has been granted under the Plan.

                  2.29 "Outside Director" means a director of the Company who is an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

                  2.30 "Parent" means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

                  2.31 "Performance Awards" means Performance Units, Performance Shares or either or both of them.

                  2.32 "Performance Cycle" means the time period specified by the Committee at the time Performance Awards are granted during which the performance of the Company, a Subsidiary or a Division will be measured.

                  2.33 "Performance Objectives" has the meaning set forth in
Section 11.

                  2.34 "Performance Shares" means Shares issued or transferred to an Eligible Individual under Section 11.

                  2.35 "Performance Units" means Performance Units granted to an Eligible Individual under Section 11.

                  2.36 "Plan" means the Clear Channel Communications, Inc. 1998 Stock Incentive Plan, as amended and restated from time to time.

                  2.37 "Pooling Transaction" means an acquisition of the Company in a transaction which is intended to be treated as a "pooling of interests" under generally accepted accounting principles.

                  2.38 "Restricted Stock" means Shares issued or transferred to an Eligible Individual pursuant to Section 10.

                  2.39 "Retained" has the meaning set forth in Section 6.2.

                  2.40 "Shares" means the common stock, par value $0.10 per share, of the Company.

                  2.41 "Stock Appreciation Right" means a right to receive all or some portion of the increase in the value of the Shares as provided in
Section 8 hereof.

                  2.42 "Subsidiary" means any corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) with respect to the Company.

                  2.43 "Successor Corporation" means a corporation, or a parent or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

                  2.44 "Ten-Percent Stockholder" means an Eligible Individual, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

         3. Administration.

                  3.1 Except for a grant of Director Options, the Plan shall be administered by the Committee, which shall hold meetings at such times as may be necessary for the proper administration of the Plan. With respect to a grant of Director Options, Awards shall be determined by the Board. The Committee shall keep minutes of its meetings. A quorum shall consist of not fewer than two members of the Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by a majority of all of the members of the Committee shall be as fully effective as if made by a majority vote at a meeting duly called and held. The Committee shall consist of at least two (2) directors of the Company and may consist of the entire Board; provided, however, that (A) if the Committee consists of less than the entire Board, each member shall be a Nonemployee Director and (B) to the extent necessary for any Option or Award intended to qualify as performance-based compensation under Section 162(m) of the Code to so qualify, each member of the Committee, whether or not it consists of the entire Board, shall be an Outside Director. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

                  3.2 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

                           (a) determine those Eligible Individuals to whom
Employee Options shall be granted under the Plan and the number of such Employee Options to be granted and to prescribe the terms and conditions (which need not be identical) of each such Employee Option, including the purchase price per Share subject to each Employee Option, and make any amendment or modification to any Option Agreement consistent with the terms of the Plan;

                           (b) select those Eligible Individuals to whom Awards
shall be granted under the Plan and to determine the number of Stock Appreciation Rights, Performance Awards, Shares of Restricted Stock and/or Dividend Equivalent Rights to be granted pursuant to each Award, the terms and conditions of each Award, including the restrictions or Performance Objectives relating to Shares, the maximum value of each Performance Share and make any amendment or modification to any Award Agreement consistent with the terms of the Plan;

                           (c) to construe and interpret the Plan and the
Options and Awards granted hereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable so that the Plan complies with applicable law including Rule 16b-3 under the Exchange Act and the Code to the extent applicable, and otherwise to make the Plan fully effective. All decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees and Grantees, and all other persons having any interest therein;

                           (d) to determine the duration and purposes for leaves
of absence which may be granted to an Optionee or Grantee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

                           (e) to exercise its discretion with respect to the
powers and rights granted to it as set forth in the Plan; and

                           (f) generally, to exercise such powers and to perform
such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

         4. Stock Subject to the Plan.

                  4.1 The maximum number of Shares that may be made the subject of Options and Awards granted under the Plan is 30,000,000; provided, however, that in the aggregate, not more than one-third of the number of allotted Shares may be made the subject of Restricted Stock Awards under Section 10 of the Plan (other than shares of Restricted Stock made in settlement of Performance Units pursuant to Section 11.2(b)). The maximum number of Shares that an Eligible Individual may receive in any calendar year period in respect of Options and Awards may not exceed 3,000,000 Shares. The maximum dollar amount of cash or the Fair Market Value of Shares that any Eligible Individual may receive in any calendar year during the term of the Plan in respect of Performance Units denominated in dollars may not exceed $15,000,000. Upon a Change in Capitalization, the maximum number of Shares referred to in the first two sentences of this Section 4.1 shall be adjusted in number and kind pursuant to
Section 13. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

                  4.2 Upon the granting of an Option or an Award, the number of Shares available under Section 4.1 for the granting of further Options and Awards shall be reduced as follows:

                           (a) In connection with the granting of an Option or
an Award (other than the granting of a Performance Unit denominated in dollars), the number of Shares shall be reduced by the number of Shares in respect of which the Option or Award is granted or denominated.

                           (b) In connection with the granting of a Performance
Unit denominated in dollars, the number of Shares shall be reduced by an amount equal to the quotient of (i) the dollar amount in which the Performance Unit is denominated, divided by (ii) the Fair Market Value of a Share on the date the Performance Unit is granted.

                  4.3 Whenever any outstanding Option or Award or portion thereof expires, is canceled or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option or Award, the Shares allocable to the expired, canceled or otherwise terminated portion of the Option or Award may again be the subject of Options or Awards granted hereunder. If Shares allocable to an Option or Award are delivered to the Company, or are withheld from Shares otherwise issuable pursuant to such Option or Award, in payment of all or a portion of the purchase price or tax withholding obligations under the Option or Award, only the net number of Shares issued by the Company (i.e. the gross number less the Shares delivered or withheld) shall be counted toward the limit in Section 4.1. Any Shares issued or grants settled by the Company pursuant to the assumption or substitution of outstanding grants or grant commitments from an acquired company or other entity (whether acquired through the acquisition of stock, assets or otherwise) shall not be counted against the limitations set forth in Section 4.1.

         5. Option Grants for Eligible Individuals.

                  5.1 Authority of Committee. Subject to the provisions of the Plan, the Committee shall have full and final authority to select those Eligible Individuals who will receive Employee Options, and the terms and conditions of the grant to such Eligible Individuals shall be set forth in an Agreement.

                  5.2 Purchase Price. The purchase price or the manner in which the purchase price is to be determined for Shares under each Employee Option shall be determined by the Committee and set forth in the Agreement; provided, however, that in no event shall the purchase price per Share under each Employee Option be less than 100% of the Fair Market Value of a Share on the date the Employee Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder).

                  5.3 Maximum Duration. Employee Options granted hereunder shall be for such term as the Committee shall determine, provided that an Incentive Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) and a Nonqualified Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted. The Committee may, subsequent to the granting of any Employee Option, extend the term thereof, but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

                  5.4 Vesting. Subject to Section 7.4, each Employee Option shall become exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Agreement. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Employee Option expires. The Committee may accelerate the exercisability of any Employee Option or portion thereof at any time.

                  5.5 Modification. No modification of an Employee Option shall
(i) adversely alter or impair any rights or obligations under the Employee Option without the Optionee's consent, or (ii) subject to the provisions of
Section 13 hereof, reprice outstanding Employee Options, whether through amendment, cancellation or replacement grants.

                  5.6 Limitation on Aggregate Value of Shares that May Become First Exercisable During any Calendar Year Under an Incentive Stock Option. Except as is otherwise provided in this Plan, with respect to any Incentive Stock Option granted under this Plan, the aggregate Fair Market Value of Shares subject to an Incentive Stock Option and the aggregate Fair market Value of Shares or shares of stock of any Subsidiary (or a predecessor of the Company or a Subsidiary) subject to any other incentive stock option (within the meaning of
Section 422 of the Code) of the Company or its Subsidiaries (or a predecessor corporation of any such corporation) that first become purchasable by a holder in any calendar year may not (with respect to that holder) exceed $100,000, or such other amount as may be prescribed under Section 422 of the Code or applicable regulations or rulings from time to time. As used in the previous sentence, Fair Market Value shall be determined as of the date the Incentive Stock Option is granted. For purposes of this Section 5.6 "predecessor corporation" means (a) a corporation that was a party to a transaction described in Section 424(a) of the Code (or which would be so described if a substitution or assumption under that Section had been effected) with the Company, (b) a corporation which, at the time the new incentive stock option (within the meaning of Section 422 of the Code) is granted, is a Subsidiary of the Company or a predecessor corporation of any such corporations, or (c) a predecessor corporation of any such corporations. Failure to comply with this provision shall not impair the enforceability or exercisability of any Option, but shall cause the excess amount of Shares to be reclassified in accordance with the Code.

         6. Option Grants for Nonemployee Directors.

                  6.1 Discretionary Awards. From time to time the Board may elect to grant Director Options to Eligible Directors. In making such grants the Board shall take into consideration the contribution such Eligible Directors have made or may make to the success of the Company and such other considerations as the Board may from time to time specify. The Board shall determine the number of shares subject to such Director Options, and, subject to provisions of the Plan, the exercise price, vesting schedule and terms of such Director Options; provided, however, that in no event shall the purchase price per Share under each Director Option be less than 100% of the Fair Market Value of a Share on the date the Director Option is granted.

         6.2 Director Stock.

                           (a) The Company intends to pay each Eligible Director
(and at the discretion of the Board certain employee directors) an annual retainer in the amount set from time to time by the Board (the "Retainer"). Each Director shall be entitled to receive his or her Retainer exclusively in cash, exclusively in shares of Stock ("Director Stock") or any portion in cash and any portion in Director Stock. Each Director shall be given the opportunity, during the month the Director first becomes a Director and during the last month of each quarter thereafter, to elect among these choices for the remainder of the quarter (in the case of the election made when the Director first becomes a Director) and for the following quarter (in the case of any subsequent election). If the Director chooses to receive at least some of his or her Retainer in Director Stock, the election shall also indicate the percentage of the Retainer to be paid in Director Stock. If a Director makes no election during his or her first opportunity to make an election, the Director shall be assumed to have elected to receive his or her entire Retainer in cash. If a Director makes no election during any succeeding election month, the Director shall be assumed to have remade the election then currently in effect for that Director. An election by a Director to receive a portion of his or her retainer in Director Stock shall either (i) be approved by (A) the Committee or (B) the Board or (ii) provide that Director Stock received by the Director pursuant to such election shall be held by the Director for a period of at least six months.

                           (b) The Company shall make the first issuance of
shares of Director Stock on the first trading day of the first full calendar quarter after February 10, 1998. Subsequent issuances of Director Stock shall be made on the first trading day of each subsequent calendar quarter and shall be made to all Persons who are

Directors on that trading day except any Director whose Retainer is to be paid entirely in cash. The number of shares of Stock is issuable to those Directors on the relevant trading date indicated above shall equal:

                     [ % multiplied by (R/4) ] divided by P

                  WHERE:

                  % = the percentage of the Director's Retainer that the Director elected or is deemed to have elected to receive in the form of Director Stock, expressed as a decimal;

                  R = the Director's Retainer for the year during which the issuance occurs; and

                  P = the closing price, as quoted on the principal exchange on which Shares are traded, on the date of issuance.

         Director Stock shall not include any fractional shares. Fractions shall be rounded to the nearest whole share.

         7. Terms and Conditions Applicable to All Options.

                  7.1 Non-Transferability. Unless set forth in the Agreement evidencing the Option (other than an Incentive Stock Option) at the time of grant or at any time thereafter, an Option granted hereunder shall not be transferable by the Optionee to whom granted except by will or the laws of descent and distribution or pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act), and an Option may be exercised during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. The terms of such Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

                  7.2 Method of Exercise. The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid, as determined by the Committee in its discretion, in either of the following forms (or any combination thereof): (i) cash or (ii) the transfer of Shares to the Company upon such terms and conditions as determined by the Committee. In addition, both Employee Options and Director Options may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures (other than Share withholding) which are, from time to time, deemed acceptable by the Committee, and the Committee may authorize that the purchase price payable upon exercise of an Employee Option may be paid by having Shares withheld that otherwise would be acquired upon such exercise. Any Shares transferred to the Company (or withheld upon exercise) as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. The Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

                  7.3 Rights of Optionees. Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered Shares to the Optionee, and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares, subject to such terms and conditions as may be set forth in the applicable Agreement.

                  7.4 Effect of Change in Control. In the event of a Change in Control, all Options outstanding on the date of such Change in Control shall become immediately and fully exercisable. In addition, to the extent set forth in an Agreement evidencing the grant of an Employee Option, an Optionee will be permitted to surrender to the Company for cancellation within sixty (60) days after such Change in Control any Employee Option or portion of an Employee Option to the extent not yet exercised and the Optionee will be entitled to receive a cash payment in an amount equal to the excess, if any, of (x) (A) in the case of a Nonqualified Stock Option, the greater of (1) the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Employee Option or portion thereof surrendered or (2) the Adjusted Fair Market Value of the Shares subject to the Employee Option or portion thereof surrendered or (B) in the case of an Incentive Stock Option, the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Employee Option or portion thereof surrendered, over (y) the aggregate purchase price for such Shares under the Employee Option or portion thereof surrendered. In the event an Optionee's employment with, or service as a Director of, the Company terminates following a Change in Control, each Option held by the Optionee that was exercisable as of the date of termination of the Optionee's employment or service shall remain exercisable for a period ending not before the earlier of (A) the first anniversary of the termination of the Optionee's employment or service or (B) the expiration of the stated term of the Option.

                  7.5 Prohibition on Repricing. No Option granted hereunder shall be amended to reduce the purchase price per Shares under such Option, or surrendered in exchange for a replacement Option having a lower purchase price per Share; provided that this Section 7.5 shall not restrict or prohibit any adjustment or other action taken pursuant to Section 13 below.

         8. Stock Appreciation Rights.

                  The Committee may in its discretion, either alone or in connection with the grant of an Employee Option, grant Stock Appreciation Rights in accordance with the Plan, the terms and conditions of which shall be set forth in an Agreement. If granted in connection with an Option, a Stock Appreciation Right shall cover the same Shares covered by the Option (or such lesser number of Shares as the Committee may determine) and shall, except as provided in this Section 8, be subject to the same terms and conditions as the related Option.

                  8.1 Time of Grant. A Stock Appreciation Right may be granted
(i) at any time if unrelated to an Option, or (ii) if related to an Option, either at the time of grant, or at any time thereafter during the term of the Option.

                  8.2 Stock Appreciation Right Related to an Option.

                           (a) Exercise. A Stock Appreciation Right granted in
connection with an Option shall be exercisable at such time or times and only to the extent that the related Options are exercisable, and will not be transferable except to the extent the related Option may be transferable. A Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a Share on the date of exercise exceeds the purchase price specified in the related Incentive Stock Option Agreement.

                           (b) Amount Payable. Upon the exercise of a Stock
Appreciation Right related to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Stock Appreciation Right over the per Share purchase price under the related Option, by (B) the number of Shares as to which such Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

                           (c) Treatment of Related Options and Stock
Appreciation Rights Upon Exercise. Upon the exercise of a Stock Appreciation Right granted in connection with an Option, the Option shall be canceled to the extent of the number of Shares as to which the Stock Appreciation Right is exercised, and upon the exercise of an Option granted in connection with a Stock Appreciation Right, the Stock Appreciation Right shall be canceled to the extent of the number of Shares as to which the Option is exercised or surrendered.

                  8.3 Stock Appreciation Right Unrelated to an Option. The Committee may grant to Eligible Individuals Stock Appreciation Rights unrelated to Options. Stock Appreciation Rights unrelated to Options shall contain such terms and conditions as to exercisability (subject to Section 8.7), vesting and duration as the Committee shall determine, but in no event shall they have a term of greater than ten (10) years. Upon exercise of a Stock Appreciation Right unrelated to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Stock Appreciation Right over the Fair Market Value of a Share on the date the Stock Appreciation Right was granted, by (B) number of Shares as to which the Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

                  8.4 Method of Exercise. Stock Appreciation Rights shall be exercised by a Grantee only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised. If requested by the Committee, the Grantee shall deliver the Agreement evidencing the Stock Appreciation Right being exercised and the Agreement evidencing any related Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Grantee.

                  8.5 Form of Payment. Payment of the amount determined under Sections 8.2(b) or 8.3 may be made in the discretion of the Committee solely in whole Shares in a number determined at their Fair Market Value on the date preceding the date of exercise of the Stock Appreciation Right, or solely in cash, or in a combination of cash and Shares. If the Committee decides to make full payment in Shares and the amount payable results in a fractional Share, payment for the fractional Share will be made in cash.

                  8.6 Modification or Substitution. Subject to the terms of the Plan, the Committee may modify outstanding Awards of Stock Appreciation Rights or accept the surrender of outstanding Awards of Stock Appreciation Rights (to the extent not exercised) and grant new Awards in substitution for them. Notwithstanding the foregoing, no modification of an Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

                  8.7 Effect of Change in Control. In the event of a Change in Control, all Stock Appreciation Rights shall become immediately and fully exercisable. In addition, to the extent set forth in an Agreement evidencing the grant of a Stock Appreciation Right unrelated to an Option, a Grantee will be entitled to receive a payment from the Company in cash or stock, in either case, with a value equal to the excess, if any, of (A) the greater of (x) the Fair Market Value, on the date preceding the date of exercise, of the underlying Shares subject to the Stock Appreciation Right or portion thereof exercised and
(y) the Adjusted Fair Market Value, on the date preceding the date of exercise, of the Shares over (B) the aggregate Fair Market Value, on the date the Stock Appreciation Right was granted, of the Shares subject to the Stock Appreciation Right or portion thereof exercised. In the event a Grantee's employment with the Company terminates following a Change in Control, each Stock Appreciation Right held by the Grantee that was exercisable as of the date of termination of the Grantee's employment shall remain exercisable for a period ending not before the earlier of the first anniversary of (A) the termination of the Grantee's employment or (B) the expiration of the stated term of the Stock Appreciation Right.

         9. Dividend Equivalent Rights.

                  Dividend Equivalent Rights may be granted to Eligible Individuals and Eligible Directors in tandem with an Option or Award or as a separate award. The terms and conditions applicable to each Dividend Equivalent Right shall be specified in the Agreement under which the Dividend Equivalent Right is granted. Amounts payable in respect of Dividend Equivalent Rights may be payable currently or deferred until the lapsing of restrictions on such Dividend Equivalent Rights or until the vesting, exercise, payment, settlement or other lapse of restrictions on the Option or Award to which the Dividend Equivalent Rights relate. In the event that the amount payable in respect of Dividend Equivalent Rights are to be deferred, the Committee shall determine whether such amounts are to be held in cash or reinvested in Shares or deemed (notionally) to be reinvested in Shares. If amounts payable in respect of Dividend Equivalent Rights are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Dividend Equivalent Rights may be settled in cash or Shares or a combination thereof, in a single installment or multiple installments.

         10. Restricted Stock.

                  10.1 Grant. The Committee may grant Awards to Eligible Individuals of Restricted Stock, which shall be evidenced by an Agreement between the Company and the Grantee. Each Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine and (without limiting the generality of the foregoing) such Agreements may require that an appropriate legend be placed on Share certificates. Awards of Restricted Stock shall be subject to the terms and provisions set forth below in this Section 10.

                  10.2 Rights of Grantee. Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted provided that the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the Agreement evidencing a Restricted Stock Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with a Restricted Stock Award shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise and as set forth in the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

                  10.3 Non-transferability. Until all restrictions upon the Shares of Restricted Stock awarded to a Grantee shall have lapsed in the manner set forth in Section 10.4, such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee.

                  10.4 Lapse of Restrictions.

                           (a) Generally. Restrictions upon Shares of Restricted
Stock awarded hereunder shall lapse at such time or times and on such terms and conditions as the Committee may determine. The Agreement evidencing the Award shall set forth any such restrictions.

                           (b) Effect of Change in Control. Unless the Committee
shall determine otherwise at the time of the grant of an Award of Restricted Stock, the restrictions upon Shares of Restricted Stock shall lapse upon a Change in Control. The Agreement evidencing the Award shall set forth any such provisions.

                  10.5 Modification or Substitution. Subject to the terms of the Plan, the Committee may modify outstanding Awards of Restricted Stock or accept the surrender of outstanding Shares of Restricted Stock (to the extent the restrictions on such Shares have not yet lapsed) and grant new Awards in substitution for them. Notwithstanding the foregoing, no modification of an Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

                  10.6 Treatment of Dividends. At the time an Award of Shares of Restricted Stock is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on such Shares by the Company shall be (i) deferred until the lapsing of the restrictions imposed upon such Shares and (ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in shares of Stock (which shall be held as additional Shares of Restricted Stock) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Shares of Restricted Stock (whether held in cash or as additional Shares of Restricted Stock), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Shares of Restricted Stock shall be forfeited upon the forfeiture of such Shares.

                  10.7 Delivery of Shares. Upon the lapse of the restrictions on Shares of Restricted Stock, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

         11. Performance Awards.

                  11.1 (a) Performance Objectives. Performance Objectives for Performance Awards may be expressed in terms of (i) earnings per Share, (ii) Share price, (iii) pre-tax profits, (iv) net earnings, (v) return on equity or assets, (vi) revenues, (vii) EBITDA, (viii) market share or market penetration or (ix) any combination of the foregoing. Performance Objectives may be in respect of the performance of the Company and its Subsidiaries (which may be on a consolidated basis), a Subsidiary or a Division. Performance Objectives may be absolute or relative and may be expressed in terms of a progression within a specified range. The Performance Objectives with respect to a Performance Cycle shall be established in writing by the Committee by the earlier of (i) the date on which a quarter of the Performance Cycle has elapsed or (ii) the date which is ninety (90) days after the commencement of the Performance Cycle, and in any event while the performance relating to the Performance Objectives remain substantially uncertain. At the time of the granting of a Performance Award and to the extent permitted under Section 162(m) of the Code and the regulations thereunder, the Committee may provide for the manner in which the Performance Objectives will be measured to reflect the impact of specified corporate transactions, extraordinary events, accounting changes and other similar events.

                           (b) Determination of Performance. Prior to the
vesting, payment, settlement or lapsing of any restrictions with respect to any Performance Award made to a Grantee who is subject to Section 162(m) of the Code, the Committee shall certify in writing that the applicable Performance Objectives have been satisfied.

                  11.2 Performance Units. The Committee, in its discretion, may grant Awards of Performance Units to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Performance Units may be denominated in Shares or a specified dollar amount and, contingent upon the attainment of specified Performance Objectives within the Performance Cycle, represent the right to receive payment as provided in Section 11.2(b) of (i) in the case of Share-denominated Performance Units, the Fair Market Value of a Share on the date the Performance Unit was granted, the date the Performance Unit became vested or any other date specified by the Committee, (ii) in the case of dollar-denominated Performance Units, the specified dollar amount or (iii) a percentage (which may be more than 100%) of the amount described in clause (i) or (ii) depending on the level of Performance Objective attainment; provided, however, that, the Committee may at the time a Performance Unit is granted specify a maximum amount payable in respect of a vested Performance Unit. Each Agreement shall specify the number of Performance Units to which it relates, the Performance Objectives which must be satisfied in order for the Performance Units to vest and the Performance Cycle within which such Performance Objectives must be satisfied.

                           (a) Vesting and Forfeiture. Subject to Sections
11.1(b) and 11.4, a Grantee shall become vested with respect to the Performance Units to the extent that the Performance Objectives set forth in the Agreement are satisfied for the Performance Cycle.

                           (b) Payment of Awards. Subject to Section 11.1(b),
payment to Grantees in respect of vested Performance Units shall be made as soon as practicable after the last day of the Performance Cycle to which such Award relates unless the Agreement evidencing the Award provides for the deferral of payment, in which event the terms and conditions of the deferral shall be set forth in the Agreement. Subject to Section 11.4, such payments may be made entirely in Shares valued at their Fair Market Value as of the day preceding the date of payment or such other date specified by the Committee, entirely in cash, or in such combination of Shares and cash as the Committee in its discretion shall determine at any time prior to such payment; provided, however, that if the Committee in its discretion determines to make such payment entirely or partially in Shares of Restricted Stock, the Committee must determine the extent to which such payment will be in Shares of Restricted Stock and the terms of such Restricted Stock at the time the Award is granted.

                  11.3 Performance Shares. The Committee, in its discretion, may grant Awards of Performance Shares to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Each Agreement may require that an appropriate legend be placed on Share certificates. Awards of Performance Shares shall be subject to the following terms and provisions:

                           (a) Rights of Grantee. The Committee shall provide at
the time an Award of Performance Shares is made the time or times at which the actual Shares represented by such Award shall be issued in the name of the Grantee; provided, however, that no Performance Shares shall be issued until the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Performance Shares. If a Grantee shall fail to execute the Agreement evidencing an Award of Performance Shares, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with an Award of Performance Shares shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Except as restricted by the terms of the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have, in the discretion of the Committee, all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

                           (b) Non-transferability. Until any restrictions upon
the Performance Shares awarded to a Grantee shall have lapsed in the manner set forth in Sections 11.3(c) or 11.4, such Performance Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee. The Committee may also impose such other restrictions and conditions on the Performance Shares, if any, as it deems appropriate.

                           (c) Lapse of Restrictions. Subject to Sections
11.1(b) and 11.4, restrictions upon Performance Shares awarded hereunder shall lapse and such Performance Shares shall become vested at such time or times and on such terms, conditions and satisfaction of Performance Objectives as the Committee may, in its discretion, determine at the time an Award is granted.

                           (d) Treatment of Dividends. At the time the Award of
Performance Shares is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on actual Shares represented by such Award which have been issued by the Company to the Grantee shall be (i) deferred until the lapsing of the restrictions imposed upon such Performance Shares and (ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in shares of Stock (which shall be held as additional Performance Shares) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Performance Shares (whether held in cash or in additional Performance Shares), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Performance Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Performance Shares shall be forfeited upon the forfeiture of such Performance Shares.

                           (e) Delivery of Shares. Upon the lapse of the
restrictions on Performance Shares awarded hereunder, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

                  11.4 Effect of Change in Control. In the event of a Change in
Control:

                           (a) With respect to Performance Units, the Grantee
shall (i) become vested in a percentage of Performance Units as determined by the Committee at the time of the Award of such Performance Units and as set forth in the Agreement and (ii) be entitled to receive in respect of all Performance Units which become vested as a result of a Change in Control a cash payment within ten (10) days after such Change in Control in an amount as determined by the Committee at the time of the Award of such Performance Unit and as set forth in the Agreement.

                           (b) With respect to Performance Shares, restrictions
shall lapse immediately on all or a portion of the Performance Shares as determined by the Committee at the time of the Award of such Performance Shares and as set forth in the Agreement.

                           (c) The Agreements evidencing Performance Shares and
Performance Units shall provide for the treatment of such Awards (or portions thereof) which do not become vested as the result of a Change in Control, including, but not limited to, provisions for the adjustment of applicable Performance Objectives.

                  11.5 Modification or Substitution. Subject to the terms of the Plan, the Committee may modify outstanding Performance Awards or accept the surrender of outstanding Performance Awards and grant new Performance Awards in substitution for them. Notwithstanding the foregoing, no modification of a Performance Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

         12. Effect of a Termination of Employment.

                  The Agreement evidencing the grant of each Option and each Award shall set forth the terms and conditions applicable to such Option or Award upon a termination or change in the status of the employment of the Optionee or Grantee by the Company, a Subsidiary or a Division (including a termination or change by reason of the sale of a Subsidiary or a Division), which, except for Director Options, shall be as the Committee may, in its discretion, determine at the time the Option or Award is granted or thereafter.

         13. Adjustment Upon Changes in Capitalization.

                           (a) In the event of a Change in Capitalization, the
Committee shall conclusively determine the appropriate adjustments, if any, to
(i) the maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted under the Plan, (ii) the maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted to any Eligible Individual during the term of the Plan, (iii) the number and class of Shares or other stock or securities which are subject to outstanding Options or Awards granted under the Plan and the purchase price therefor, if applicable, (iv) the number and class of Shares or other securities in respect of which Director Options are to be granted under Section 6 and (v) the Performance Objectives.

                           (b) Any such adjustment in the Shares or other stock
or securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

                           (c) If, by reason of a Change in Capitalization, a
Grantee of an Award shall be entitled to, or an Optionee shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Award or Option, as the case may be, prior to such Change in Capitalization.

         14. Effect of Certain Transactions.

                  Subject to Sections 7.4, 8.7, 10.4(b) and 11.4 or as otherwise provided in an Agreement, in the event of (i) the liquidation or dissolution of the Company or (ii) a merger or consolidation of the Company (a "Transaction"), the Plan and the Options and Awards issued hereunder shall continue in effect in accordance with their respective terms, except that following a Transaction each Optionee and Grantee shall be entitled to receive in respect of each Share subject to any outstanding Options or Awards, as the case may be, upon exercise of any Option or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share; provided, however, that such stock, securities, cash, property, or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Options and Awards prior to such Transaction.

         15. Interpretation.

                  Following the required registration of any equity security of the Company pursuant to Section 12 of the Exchange Act:

                           (a) The Plan is intended to comply with Rule 16b-3
promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

                           (b) Unless otherwise expressly stated in the relevant
Agreement, each Option, Stock Appreciation Right and Performance Award granted under the Plan is intended to be performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code. The Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such Options or Awards if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Options or Awards to fail to qualify as performance-based compensation.

         16. Pooling Transactions.

                  Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event of a Change in Control which is also intended to constitute a Pooling Transaction, the Committee may take such actions, if any, as are specifically recommended by an independent accounting firm retained by the Company to the extent reasonably necessary in order to assure that the Pooling Transaction will qualify as such, including but not limited to (i) deferring the vesting, exercise, payment, settlement or lapsing of restrictions with respect to any Option or Award, (ii) providing that the payment or settlement in respect of any Option or Award be made in the form of cash, Shares or securities of a successor or acquirer of the Company, or a combination of the foregoing, and (iii) providing for the extension of the term of any Option or Award to the extent necessary to accommodate the foregoing, but not beyond the maximum term permitted for any Option or Award.

         17. Termination and Amendment of the Plan.

                  The Plan does not have a fixed termination date, provided that no Incentive Stock Option shall be granted hereunder subsequent to February 12, 2011. The Board may terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that:

                           (a) no such amendment, modification, suspension or
termination shall impair or adversely alter any Options or Awards theretofore granted under the Plan, except with the consent of the Optionee or Grantee, nor shall any amendment, modification, suspension or termination deprive any Optionee or Grantee of any Shares which he or she may have acquired through or as a result of the Plan; and

                           (b) to the extent necessary under applicable law, no
amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law.

         18. Non-Exclusivity of the Plan.

                  The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

         19. Limitation of Liability.

                  As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

                                    (i) give any person any right to be granted
                           an Option or Award other than at the sole discretion of the Committee;

                                    (ii) give any person any rights whatsoever
                           with respect to Shares except as specifically provided in the Plan;

                                    (iii) limit in any way the right of the
                           Company or any Subsidiary to terminate the employment of any person at any time; or

                                    (iv) be evidence of any agreement or
                           understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

         20. Regulations and Other Approvals; Governing Law.

                  20.1 Except as to matters of federal law, the Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Texas without giving effect to conflicts of laws principles thereof.

                  20.2 The obligation of the Company to sell or deliver Shares with respect to Options and Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

                  20.3 The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Individuals granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

                  20.4 Each Option and Award is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or Award or the issuance of Shares, no Options or Awards shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

                  20.5 Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act and Rule

144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to an Option or Award granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately amended to reflect their status as restricted securities as aforesaid.

         21. Miscellaneous.

                  21.1 Multiple Agreements. The terms of each Option or Award may differ from other Options or Awards granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option or Award to a given Eligible Individual during the term of the Plan, either in addition to, or in substitution for, one or more Options or Awards previously granted to that Eligible Individual.

                  21.2 Withholding of Taxes.

                           (a) At such times as an Optionee or Grantee
recognizes taxable income in connection with the receipt of Shares or cash hereunder (a "Taxable Event"), the Optionee or Grantee shall pay to the Company an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event (the "Withholding Taxes") prior to the issuance, or release from escrow, of such Shares or the payment of such cash. The Company shall have the right to deduct from any payment of cash to an Optionee or Grantee an amount equal to the Withholding Taxes in satisfaction of the obligation to pay Withholding Taxes. In satisfaction of the obligation to pay Withholding Taxes to the Company, the Optionee or Grantee may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the Shares then issuable to him or her having an aggregate Fair Market Value equal to the Withholding Taxes.

                           (b) If an Optionee makes a disposition, within the
meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

                  21.3. Effective Date. The effective date of this Plan shall be as determined by the Board, subject only to the approval by the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of stockholders duly held in accordance with the applicable laws of the State of Texas within twelve (12) months of the adoption of the Plan by the Board.

                                   APPENDIX B

                             AUDIT COMMITTEE CHARTER


ORGANIZATION

         The Audit Committee of the Board of Directors shall be comprised of at least three directors who are independent of management and the Company. Members of the Audit Committee shall be considered independent if they have no relationship to the Company that may interfere with the exercise of their independence from management and the Company. All Audit Committee members will be financially literate, and at least one member will have accounting or related financial management expertise.

STATEMENT OF POLICY

         The Audit Committee shall provide assistance to the directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the directors, the independent auditors, the internal auditors, and the financial management of the company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

RESPONSIBILITIES AND PROCESSES

         The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the company are in accordance with all requirements and are of the highest quality.

     In carrying out these responsibilities, the Audit Committee will:

     o Obtain the full Board of Directors' approval of this Charter and review and reassess this Charter as conditions dictate (at least annually).

     o Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the Company.

     o Have a clear understanding with the independent auditors that they are ultimately accountable to the Board of Directors and the Audit Committee, as the shareholders' representatives, who have the ultimate authority in deciding to engage, evaluate, and if appropriate, terminate their services.

     o Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit and timely quarterly reviews for the current year and at the conclusion thereof review such audit or review, including any comments or recommendation of the independent auditors.

     o Review with the independent auditors, the Company's internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

     o Review reports from regulators (such as the SEC) and other legal and regulatory matters that may have a material effect on the financial statements or related Company compliance policies.

     o Review the internal audit function of the Company including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

     o Inquire of management, the internal auditor, and the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

     o Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

     o Review the quarterly financial statements with financial management and the independent auditors prior to the filing of the Form 10-Q (or prior to the press release of results, if possible) to determine that the independent auditors do not take exception to the disclosure and content of the financial statement, and discuss any other matters required to be communicated to the Committee by the auditors. The chair of the Committee may represent the entire Committee for purposes of this review.

     o Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Review with financial management and the independent auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices, and discuss any other matters required to be communicated to the Committee by the auditors. Also review with financial management and the independent auditors their judgments about the quality, not just acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used, and particularly, the degree of aggressiveness or conservatism of the organization's accounting principles and underlying estimates, and other significant decisions made in preparing the financial statements.

     o Provide sufficient opportunity for the internal and independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of audit.

     o Report the results of the annual audit to the Board of Directors. If requested by the Board, invite the independent auditors to attend the full Board of Directors meeting to assist in reporting the results of the annual audit or to answer other directors' questions (alternatively, the other directors, particularly the other independent directors, may be invited to attend the Audit Committee meeting during which the results of the annual audit are reviewed).

     o On an annual basis, obtain from the independent auditors a written communication delineating all their relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussion with Audit Committees. In addition, review with the independent auditors the nature and scope of any disclosed relationships or professional services and take, or recommend that the Board of Directors take, appropriate action to ensure the continuing independence of the auditors.

o Review the report of the Audit Committee in the annual report to shareholders and the Annual Report on Form 10-K disclosing whether or not the Committee had reviewed and discussed with management and the independent auditors, as well as discussed within the Committee (without management or the independent auditors present), the financial statements and the quality of accounting principles and significant judgments affecting the financial statements. In addition, disclose the Committee's conclusion on the fairness of presentation of the financial statements in conformity with GAAP based on those discussion.

               DIRECTION TO THE ANNUAL MEETING OF SHAREHOLDERS OF
                       CLEAR CHANNEL COMMUNICATIONS, INC.



From South:

Take 281 North.

Exit East Basse Road, turn right.

Clear Channel is 2/10th mile on the right side.                         [MAP]



From North:

Take 281 South.

Exit Jones Maltsberger, turn left. At third traffic signal turn right on Basse Road.

Clear Channel is 3/10th mile on the left side. Turn left on Forestshire then left into our parking lot.


--------------------------------------------------------------------------------


CLEAR CHANNEL COMMUNICATIONS, INC.
  ANNUAL MEETING OF SHAREHOLDERS                          April 26, 2001
                                                            11:00 a.m.
   Clear Channel Communications
        200 East Basse Road
     San Antonio, Texas  78209                               ADMIT ONE


--------------------------------------------------------------------------------


CLEAR CHANNEL COMMUNICATIONS, INC.
  ANNUAL MEETING OF SHAREHOLDERS                          April 26, 2001
                                                            11:00 a.m.
   Clear Channel Communications
        200 East Basse Road
     San Antonio, Texas  78209                               ADMIT ONE

                       CLEAR CHANNEL COMMUNICATIONS, INC.

 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF
                     SHAREHOLDERS TO BE HELD APRIL 26, 2001

         The undersigned hereby appoints L. Lowry Mays and Alan D. Feld, and each of them, proxies of the undersigned with full power of substitution for and in the name, place and stead of the undersigned to appear and act for and to vote all shares of CLEAR CHANNEL COMMUNICATIONS, INC. standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act at the Annual Meeting of Shareholders of said Company to be held in San Antonio, Texas on April 26, 2001 at 11:00 A.M., local time, or at any adjournments or postponements thereof, with all powers the undersigned would possess of then personally present, as indicated on the reverse side.

         THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF NOTICE OF SAID MEETING AND ACCOMPANYING PROXY STATEMENT AND OF THE 2000 ANNUAL REPORT AND RATIFIES AND CONFIRMS ALL ACTS THAT ANY OF THE SAID PROXY HOLDERS OR THEIR SUBSTITUTES MAY LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.

           (Continued and to be dated and signed on the reverse side.)

1.       ELECTION OF DIRECTORS      FOR all thirteen nominees listed below [ ]
                                    WITHHOLD AUTHORITY to vote for all thirteen nominees below [ ]
                                    EXCEPTIONS* [ ]

         Nominees: L. Lowry Mays Karl Eller Mark P. Mays Randall T. Mays
      Robert L. Crandall Alan D. Feld Thomas O. Hicks Vernon E. Jordan, Jr.
                 Michael J. Levitt Perry J. Lewis B. J. McCombs
                      Theodore H. Strauss John H. Williams

         (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)
         *Exceptions:
                     -----------------------------------------------------------

2. RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2001.

         FOR [ ] AGAINST [ ] ABSTAIN [ ]


3.       APPROVAL OF THE CLEAR CHANNEL COMMUNICATIONS, INC. 2001 STOCK INCENTIVE
         PLAN.

         FOR [ ] AGAINST [ ] ABSTAIN [ ]

Change of Address and/or Comments: [ ]

         Please sign your name exactly as it appears hereon. Joint owners should sign personally. Attorney, Executor, Administrator, Trustee or Guardian should indicate full title.


Dated:                                    , 2001
      ------------------------------------

-------------------------------------------------
Shareholder's signature


-------------------------------------------------
Shareholder's signature if stock held jointly

SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

VOTES MUST BE INDICATED (X) IN BLACK OR BLUE INK.